UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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TRIPLE-S MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 NOTICE OF ANNUAL MEETING OF SHAREHOLDERSAND PROXY STATEMENT  Triple-S Management Corporation1441 F.D. Roosevelt Avenue - San Juan, Puerto Rico 00920  2016

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TRIPLE-S MANAGEMENT



Dear fellow Shareholder:

It is my pleasure to invite you to our annual meeting of shareholders, which will be held on Thursday, May 26, 2016, at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

At this year's meeting, we will vote on the election of four directors to our Board of Directors, the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current year, and on a non-binding advisory resolution to approve the compensation of the Company's named executive officers.

This booklet, which includes a formal notice of the meeting and the proxy statement, provides additional information about us and the meeting that you should consider as you cast your vote. I appreciate the time and attention you devote to reading these materials and voting your shares.

Your vote is very important to us. I encourage you to vote as soon as possible whether or not you plan to attend the meeting. You may cast your vote over the Internet or by telephone according to the instructions in the proxy statement and the notice. As an alternative, if you requested and received a printed copy of the proxy card by mail, you may complete, sign and date the proxy card in accordance with the instructions set forth in the proxy statement. You may also return the completed proxy card by mail in the postage-paid envelope provided with your request.

Finally, I would like to acknowledge and commemorate our fellow director and vice chair of our Board, Ms. Adamina Soto-Martínez, who passed away on March 28, 2016. She made significant and lasting contributions to our Company and her presence on our Board will be greatly missed.

On behalf of the Board, thank you for your continued interest and support.

Sincerely,

LUIS A. CLAVELL-RODRÍGUEZ, MD
Chair of the Board
April 15, 2016

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 Triple-S Management Corporation  P.O. Box 363628  San Juan, Puerto Rico 00936-3628  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT  To our Shareholders:  NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Shareholders will be held on Thursday,May 26, 2016, at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San JuanPuerto Rico 00920.  Shareholders will be asked to consider and vote on the following matters:  1. The election of one nominee to serve as a “Group 2” director for a term of two years;  2. The election of three nominees to serve as “Group 3” directors, each for a term of three years;  Items of  business  Record date  Your vote is important  3. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current year;  4. The consideration of an advisory resolution to approve the compensation of our named executive officers; and  5. Any other business that may properly come before the meeting or any adjournment or postponement thereof.  Shareholders of record of the Company at the close of business on April 8, 2016 are entitled toreceive notice of, attend, and vote at the meeting.  Please vote as promptly as possible by using the Internet, telephone, or by signing, dating andreturning the completed proxy card in accordance with the instructions in the Notice or yourproxy card.  Important notice regarding the availability of proxy materials  This year we are delivering the proxy materials to all our shareholders via the Internet, as permitted by U.S.Securities and Exchange Commission rules. Instead of sending a paper copy of the proxy materials, we are sendingto our shareholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions onhow to access the proxy materials and how to vote via the Internet.  Our proxy statement and the 2015 annual report to shareholders are available at our website  http://www.triplesmanagement.com. Shareholders may request a printed copy of the proxy materials by followingthe instructions set forth in the Notice and the proxy statement.  By order of the Board of Directors,  CARLOS L. RODRÍGUEZ-RAMOSSecretary  San Juan, Puerto RicoApril 15, 2016

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 TABLE OF CONTENT  PROXY SUMMARY  1  PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS  5  INFORMATION ABOUT VOTING, SOLICITATION AND THE ANNUAL MEETING  6  PROPOSAL 1 — ELECTION OF DIRECTORS  11  Overview  11  Nominees for election  12  Directors continuing in office  13  Management director  14  PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM  15  Overview  15  Audit Committee’s pre-approval policies and procedures  16  PROPOSAL 3 — AN ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED  EXECUTIVE OFFICERS  17  CORPORATE GOVERNANCE  19  Overview  19  Corporate governance documents and additional information  20  Code of business conduct and ethics  20  Independence of directors  20  Board leadership structure  21  Board meetings and committees  21  Director nominations process  24  Criteria and diversity  24  Risk oversight  25  Communications from shareholders and other interested parties  26  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  27  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE  28  INFORMATION ABOUT EXECUTIVE OFFICERS  29  COMPENSATION DISCLOSURE  30  Compensation discussion and analysis  30  Compensation and Talent Development Committee interlocks and insider participation  41  Risk considerations in our executive compensation program  41  Compensation tables  42  Director compensation  50  AUDIT COMMITTEE MATTERS  52  Report of the Audit Committee  52  Prior independent registered public accounting firm  52  OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS  54  Transactions with related parties  54  Policies and procedures for related party transactions  54  ANNUAL REPORT  55  INCORPORATION BY REFERENCE  55  i

PROXY SUMMARY

This summary highlights certain information about Triple-S Management Corporation (the "Company," "we," "our," or "us") and certain information contained elsewhere in this proxy statement for the Company's 2016 Annual Meeting of shareholders ("the meeting"). This summary does not contain all of the information that you should consider. We encourage you to read the entire proxy statement carefully before voting.

Information about the meeting of shareholders

- Time and date: Thursday, May 26, 2016 at 9:00 a.m., local time.
- Location: 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.
- Record Date: Friday, April 8, 2016.
- Voting: All shareholders as of the record date are entitled to attend the meeting and vote. Each share of our common stock owned on the record date entitles the shareholder to one vote on each proposal presented for consideration.

Voting matters	Board recommendation	Page reference
• Election of one "Group 2" director and three "Group 3" directors.	**FOR** each nominee	11
• Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm.	**FOR**	15
• An advisory resolution to approve the compensation of our named executive officers.	**FOR**	17

Director nominees

At the meeting, shareholders are being asked to vote for one "Group 2" director for a two-year term and for three "Group 3" directors, each for a three-year term. Each nominee currently serves as a director in our Board. Also, our Board has determined that each nominee is independent pursuant to the independence criteria outlined by the New York Stock Exchange and the BlueCross and BlueShield Association.

Name	Age	Director since	Experience/Qualification	Committee memberships
David H. Chafey, Jr.	62	2013	Banking and financial services expertise; public company knowledge; governmental experience	• Investment and Financing (Chair) • Audit
Manuel A. Figueroa-Collazo	64	2004	Information technology expertise; international markets experience; executive leadership	• Compensation and Talent Development (Chair) • Corporate Governance and Nominating
Joseph A. Frick	63	2013	Health insurance expertise; public company knowledge; executive leadership	• Corporate Governance and Nominating; • Compensation and Talent Development
Antonio F. Faría-Soto	67	2007	Banking and financial services expertise; governmental experience; regulatory knowledge	• Audit (Chair) • Investment and Financing • Executive

Corporate governance highlights

- 7 of our 9 current directors are independent.[1]
- Separate chair of the Board and chief executive officer positions.
- Annual Board, committee, and individual director self-evaluations.
- Stock ownership guidelines for directors.
- Guidelines for annual continuing education of directors.

[1] With the passing of Ms. Soto-Martínez on March 28, 2016, the Board currently consists of 9 members. Ms. Soto-Martínez' seat on the Board will remain vacant while the Board considers a candidate for director.

PROXY SUMMARY

Casting your vote

Visit *www.proxyvote.com* and follow the instructions in the Notice.

Scan this QR Code, or the QR Code in the Notice, with your mobile phone and vote following the instructions in the Notice.

Call the telephone number in the Notice.

Send your completed and signed proxy card to Triple-S Management Corporation c/o Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717.

Cast your vote in person if you are the registered shareholder or by obtaining a "legal proxy" if your shares are held in "street name" by completing and signing your proxy card at the meeting.

Submitting proposals for the 2017 Annual Meeting of shareholders

- Deadline for shareholders proposal for inclusion in the 2017 proxy statement: December 16, 2016
- Period for submitting proposals and nominations for directors to be considered at the 2017 Annual Meeting: December 28, 2016 to January 27, 2017.

Independent registered public accounting firm

As a matter of good corporate governance, our shareholders are being asked to ratify the selection of Deloitte & Touche LLP as our independent registered accounting firm. Below is a summary of the fees that we paid or accrued in connection with services provided by Deloitte & Touche LLP ("D&T"), our current independent registered public accounting firm and PricewaterhouseCoopers LLP ("PwC"), our prior independent registered public accounting firm for 2014.

Type of Fees	2015	2014
Audit Fees	$2,074,000	$4,441,000
Audit-Related Fees	$318,000	$525,698
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	**$2,392,000**	**$4,966,698**

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PROXY SUMMARY

Executive compensation components

Components of our compensation plan are summarized below. Some components are inapplicable to certain executives, as further described in this proxy statement. For more information on the compensation of our executive officers, see the compensation discussion and analysis beginning on page 30.

Component		Description
Fixed	Base salary	• Cash compensation to recognize individual contribution to the Company, taking into consideration the executive's experience, knowledge and scope of responsibilities. • Reviewed annually based on individual performance, the Company's financial performance, and ability to pay. • Adjusted if and when appropriate.
Variable	Short-term cash incentive	• Motivates individual to attain annual objectives and reinforces the optimization of operating results and corporate goals. • May range from zero to 150% of the target opportunity. • Company's financial results account for 80% of each executive's evaluation, and individual performance accounts for the remaining 20%.
	Equity compensation	• Promotes long-term success, the retention of talented individuals, and mitigation of excessive risk taking. • 75% as performance shares; payout range from zero to 150% from target opportunity over a 3-year performance period. • 25% as restricted shares vesting in equal installments over a 3-year period.
Variable	Benefits and perquisites including retirement programs, non-qualified deferred compensation plan, health and life insurance, and vehicle allowance, among others.	

Other components of the compensation program

Our compensation program includes policies and practices that we believe promote good governance and align executive compensation with the interests of our shareholders.

What we do

- Have an equity grant policy with pre-scheduled grant dates to avoid backdating of equity awards.
- Deliver 75% of annual long-term incentive in the form of performance shares.
- Have an incentive compensation recoupment policy to ensure compensation is paid on accurate financial data.
- Require executive officers, directors and other individuals to request pre-clearance to transact with our stock.
- Engage an independent compensation consultant selected by, and that reports directly to, the Compensation and Talent Development Committee.
- Have stock ownership guidelines requiring executive and other participants of equity compensation to own and retain Company stock.

What we don't do

- No hedging on our Company stock.
- No unusual or excessive perquisites.
- No option awards. Grant of stock options was discontinued in 2010.
- No cash severance payment upon change in control. Chief executive officer may only receive cash severance payment upon a change in control with termination of employment ("Double trigger").

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PROXY SUMMARY

2015 compensation summary

The compensation of our named executive officers ("NEOs") for 2015 is summarized below. For more information, see the narrative and notes accompanying the 2015 summary compensation table set forth on page 42.

Name and Position	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation	All Other Compensation	Total
Ramón M. Ruiz-Comas *President and CEO*	$859,363	$0	$2,999,972	$688,936	$280,000	$870,686	$5,698,957
Amílcar L. Jordán-Pérez *Vice President of Finance and CFO*	$524,231	$0	$499,967	$271,481	$0	$514,088	$1,809,767
Roberto García-Rodríguez *Chief Operating Officer*	$585,093	$0	$649,972	$487,256	$0	$15,658	$1,737,979
Pablo Almodóvar-Scalley *President of Triple-S Salud*	$543,871	$0	$419,992	$341,757	$220,000	$1,628,200	$3,153,820
Madeline Hernández-Urquiza *President of Triple-S Advantage*	$474,630	$0	$399,989	$293,192	(1)	$50,668	$1,218,479

(1) Change in pension value for Ms. Hernández-Urquiza during 2015 was -$5,000.

Compensation mix

For 2015, 72.5% of the total compensation approved to our CEO and 60.4% for our other NEOs was at-risk, variable compensation. Actual amounts realized depend on our annual and long-term performance and our Company's stock price. Also, equity compensation granted comprised more than two-thirds of CEO compensation and more than a third of all other NEOs compensation. We believe this compensation design promotes our executives to achieve the Company's financial results while taking into consideration the impact of their decisions. The compensation mix of our CEO and our other NEOs is illustrated in the charts below, which considers maximum payout of approved performance equity grants and cash compensation.

CEO compensation mix


Non incentive 27.5%
At-risk based 72.5%

CEO at-risk compensation mix


Cash 29.2%
Equity 70.8%

Other NEOs compensation mix


Non incentive 39.6%
At-risk based 60.4%

Other NEOs at-risk compensation mix


Equity 39.9%
Cash 60.1%

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PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

We are providing this proxy statement to our shareholders in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the meeting and at any adjournment or postponement of the meeting. We will hold the meeting on Thursday, May 26, 2016, beginning at 9:00 a.m., local time, in our corporate offices located at 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

We are furnishing the proxy materials over the Internet pursuant to the rules of the U.S. Securities and Exchange Commission ("SEC"). On or about April 15, 2016, we began mailing the Notice to our shareholders of record as of the close of business of April 8, 2016. The Notice contains instructions on how to access this proxy statement and our annual report and how to cast your vote. You will not receive a paper copy of the proxy materials unless you request one. The Notice will contain instructions on how to access the proxy materials over the Internet and vote online or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials, free of charge.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 26, 2016: This proxy statement, our 2015 Annual Report, the form of proxy and voting instructions are being made available to shareholders of record of our Class A and Class B common stock on or about April 15, 2016 at *www.proxyvote.com*. If you would still like to receive a printed copy of the proxy materials or our 2015 Annual Report, including audited financial statements for the year ended December 31, 2015, you may request a printed copy by: (a) telephone at 1-800-579-1639; (b) Internet at *www.proxyvote.com*; or (c) e-mail at *sendmaterial@proxyvote.com*. Please make the request as instructed above on or before May 14, 2016 to facilitate timely delivery.

All proxies will be voted in accordance with the instructions they contain. If you do not provide voting instructions on your proxy card with respect to a particular matter, your shares will be voted in accordance with the recommendations of our Board.

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 INFORMATION ABOUT VOTING, SOLICITATION AND THE ANNUAL MEETING  Why am I  Our Board is providing these materials to you to solicit proxies on its behalf to be voted at  receiving these  the meeting on May 26, 2016 at 9:00 a.m., local time, at the offices of Triple-S Management  materials?  Corporation, 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.  Why did I receive a  We have elected to deliver our proxy materials over the Internet to all our shareholders under  one-page notice in  the “notice and access” rules of the SEC. If you are a shareholder of record, we sent you a  the mail instead of  Notice by mail. You will not receive a printed copy of the proxy materials unless you request  a full set of proxy  one. We encourage you to help us reduce the environmental impact of the meeting, and  materials?  reduce the cost associated with printing and mailing of proxy materials by accessing the  proxy materials over the Internet.  How can I request  You may request a printed copy of the proxy materials by calling 1-800-579-1639; or  a printed copy of  accessing www.proxyvote.com over the Internet; or by sending an email to  the proxy  sendmaterial@proxyvote.com. Please make the request on or before May 14, 2016 to  materials?  facilitate timely delivery.  What should I do if You may receive more than one Notice. For example, you may receive a separate Notice if:I receive more than(i) you hold Class A and Class B shares, or (ii) you hold Class B shares in more than one  one Notice? brokerage account. Please vote all your shares over the Internet, by telephone, or by signing  and mailing all proxy cards or voting instruction forms that you receive.  Who can vote? To be able to vote, you must have been a holder of record of our common stock at the close  of business on April 8, 2016. This date is the “record date” for the 2016 Annual  Meeting. Shareholders of record on the record date are entitled to receive notice of, attend,and vote on each proposal at the meeting or on any postponement or adjournment of themeeting.  How many votes do You are entitled to one vote per each share of our common stock that you owned on the  I have?  record date on each matter that is presented for consideration. All shares of our Class A and  Class B common stock will vote together as a single class on all matters brought before the  meeting.  Who may be  Only shareholders of record and beneficial owners with a legal proxy issued in their name by  present at the  their respective organization holding their shares may be present at the meeting. No other  meeting?  person, including persons accompanying a shareholder, will be allowed at the meeting.  Please bring a valid form of photo identification, such as a driver’s license or passport, tocorroborate your identity as one of our shareholders. No video or audio recording will beallowed during the meeting. We encourage you to vote your shares in advance even if youplan to attend the meeting.  What constitutes a  At least one-third (1/3) of the shares entitled to vote must be present at the meeting, in  quorum for the  person or by proxy, to constitute a quorum. As of the record date, 24,768,406 shares of  meeting?  common stock were issued and outstanding. Shares of common stock represented in person  or by proxy, “broker non-votes,” as discussed below, and shares that abstain or do not votewith respect to a particular proposal, will be treated as shares that are present to determine ifthere is a quorum. If a quorum is not present, we may propose to adjourn the meeting tosolicit additional proxies.  6

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	Shareholder of record. If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, and not through a brokerage firm, bank, broker-dealer or other similar organization, you are considered the "shareholder of record" with respect to those shares. We have sent the Notice directly to you. Beneficial owner of shares held in street name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the "beneficial owner" of shares held in "street name," and a Notice should be sent to you by that organization. You have the right to instruct that organization how to vote your shares.
How do I vote if I am the shareholder of record of my shares?	If you are the shareholder of record, you may vote in one of the following four ways: • Through the Internet. Vote by following the instructions on the Notice or going to the Internet address stated on your proxy card. • By telephone. Call the telephone number provided on your proxy card. • By mail. If you requested and received a printed copy of the proxy materials or downloaded the proxy materials over the Internet, you can complete and sign your proxy card and mail it to the following address: Triple-S Management Corporation c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 • In person. Attend the meeting and vote in person or by submitting your proxy card at the meeting. Completing and sending the proxy card. Provide your full title when signing a proxy as attorney-in-fact, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor to ensure your proxy card is voted according to your instructions and to avoid delays in ballot taking and counting. If shares are registered in the name of more than one record holder, all record holders must sign the proxy card. If you vote via the Internet or by phone, do not return the proxy card. Closing of voting facilities. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern time, on May 25, 2016. If you plan to vote by mail, your proxy card must be received no later than 12:00 p.m., Eastern Time, on May 25, 2016.
How do I vote if I am a "beneficial owner"?	If you are a beneficial owner you will receive the Notice from the organization that holds your shares with instructions on how to vote your shares. That organization will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of our proxy statement and proxy card by following the instructions on the Notice provided by the organization. You can vote in person at the meeting, but you must bring at the meeting a "legal proxy" issued in your name by the organization that holds your shares. The legal proxy authorizes you to vote your shares held in street name at the meeting. Contact the organization that holds your shares for instructions on how to obtain a legal proxy. You must bring a copy of the legal proxy to the meeting and ask for a ballot in order to cast your vote in person. In order for your vote to be counted, you must hand the copy of the legal proxy with your completed ballot when you cast your vote.

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Can I change or revoke my vote after I have voted?	Yes. You can change your vote or revoke your proxy at any time before the taking of votes at the meeting by delivering a written notice of revocation to our Secretary at or before the meeting; or by submitting another proxy by mail, telephone or the Internet prior to the applicable cutoff time; or by presenting to our Secretary, before or at the meeting before polls close, a later dated proxy executed by the person who executed the prior proxy; or by voting in person at the meeting. If you elect to revoke your vote by delivering a written notice of revocation or by submitting another proxy by mail to our Secretary, deliver it to the following address: Triple-S Management Corporation c/o Carlos L. Rodríguez-Ramos, Secretary 1441 F.D. Roosevelt Avenue, 6th Floor San Juan, Puerto Rico 00920 If you provide more than one proxy, the properly signed proxy having the latest date will revoke any earlier proxy. Attending the meeting will not automatically revoke a proxy unless you properly vote at the meeting or specifically request that your prior proxy be revoked. If you are a beneficial owner, you must contact the organization that holds your shares to change your vote or, if you intend to be present and vote at the meeting, bring the legal proxy issued in your name by such organization to the meeting.
What happens if I do not give specific voting instructions?	If you are a shareholder of record and you indicated when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you signed and returned a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and, as proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the meeting and at any postponement or adjournment thereof. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." In order to minimize the number of broker non-votes, the Company encourages you to vote or provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.
Who will count the votes?	A representative of Broadridge Financial Solutions, Inc., an independent third party, will act as the inspector of the election and tabulate the votes cast by proxy or in person at the meeting.
Which proposals are considered routine or non-routine?	The election of directors (Proposal 1) and the advisory resolution to approve the compensation of our NEOs (Proposal 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1 and 3. The ratification of the selection of D&T as our independent registered public accounting firm for the current year (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore it is likely that no broker non-votes will exist in connection with Proposal 2.

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What is the required vote to approve each proposal?	<u>Election of directors</u>. A nominee must be elected to our Board by the affirmative vote of a majority of votes cast with respect to such nominee by the shares of common stock entitled to vote and present at the meeting or represented by proxy. If shareholders do not elect a nominee who is already serving as a director, Puerto Rico corporation law provides that the director will continue to serve on our Board as a "holdover" director until a successor is elected. <u>Ratification of the selection of the independent registered public accounting firm</u>. The approval of this proposal requires the affirmative vote of a majority of votes cast with respect to this proposal by the shares of common stock entitled to vote and present at the meeting or represented by proxy. <u>Approval of the compensation of our named executive officers</u>. The approval, on an advisory basis, of this proposal requires the affirmative vote of a majority of votes cast with respect to this proposal by the shares of common stock entitled to vote and present at the meeting or represented by proxy. An "affirmative vote of a majority of votes cast" on a proposal means that the votes cast "for" the proposal exceed the votes cast "against" such proposal. Abstentions and broker non-votes will not count as a vote "for" or "against" the proposal and thus will have no effect in determining whether the proposal has received the affirmative vote of a majority of the votes cast at the meeting.
How does the Board recommend to vote on the proposals?	The Board recommends shareholders to vote as set forth below. <u>Election of Directors</u>. **FOR** each of the four nominees. <u>Ratification of the selection of the independent registered public accounting firm</u>. **FOR** the ratification of D&T as our independent registered public accounting firm for the current year. <u>Approval of the compensation of our named executive officers</u>. **FOR** the approval, on an advisory basis, of the compensation of our named executive officers.
Will any other business be conducted on at this meeting?	We do not know of any other business that may come before the meeting other than as described in the Notice. The chair of the meeting will declare out of order and disregard the conduct of any business not properly presented. However, if any new matter requiring the vote of our shareholders is properly presented before the meeting, proxies may be voted with respect thereto at the discretion of the proxy holders. The affirmative vote of a majority of votes cast by the shares of common stock entitled to vote and present, in person or by proxy, at the meeting with respect to any other item properly presented at the meeting will be required for approval of such item, unless a greater percentage is required by law, our articles of incorporation or our bylaws.
Where can I find the voting results of the meeting?	We will announce preliminary voting results at the meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the meeting.
What is the cost and method of soliciting proxies?	We will bear the costs of soliciting proxies. We will also reimburse banks, brokers or other custodians, nominees and fiduciaries representing beneficial owners for their reasonable out-of-pocket expenses incurred in distributing proxy materials to shareholders and obtaining their votes. In addition, our directors, officers and employees may solicit proxies on the Company's behalf in person, by telephone, or email without additional compensation.

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What happens if the meeting is postponed or adjourned?	Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time before it is voted.
How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2017 annual meeting of shareholders?	If you are interested in submitting a proposal for inclusion in the proxy statement for the 2017 annual meeting of shareholders, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be eligible for inclusion, we must receive the shareholder's proposal for our proxy statement for the 2017 annual meeting of shareholders at our principal corporate offices in San Juan, Puerto Rico, at the address below no later than December 16, 2016. In addition, our bylaws require that we be given advance written notice of director nominations for election to our Board and other matters that shareholders wish to present for action at an annual meeting, other than those to be included in our proxy statement under Rule 14a-8 of the Exchange Act. The Secretary must receive such notice from a shareholder of record at the address noted below not less than 120 days or more than 150 days before the first anniversary of the preceding year's annual meeting. However, if the date of our annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date, then we must receive such notice at the address noted below not later than the close of business on the tenth day after the day on which public disclosure of the meeting was made. Assuming that the 2017 annual meeting is not advanced by more than 30 days nor delayed by more than 60 days from the anniversary date of the meeting, you would need to give us appropriate notice of the proposal at the address noted below no earlier than the close of business on December 28, 2016, and no later than the close of business on January 27, 2017. If a shareholder of record does not provide timely notice of a nomination or other matters to be presented at the 2017 annual meeting, it will not appear in the notice of meeting. If you are a beneficial owner, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record. Our bylaws also specify requirements relating to the content of the notice that shareholders of record must provide to our Secretary for any matter, including a shareholder proposal or nomination for director, to be properly presented at a shareholder meeting. A copy of the full text of our bylaws is on file with the SEC and available on our website at *www.triplesmanagement.com*. Any proposals, nominations or notices should be sent to: Triple-S Management Corporation c/o Carlos L. Rodríguez-Ramos, Secretary 1441 F.D. Roosevelt Avenue, 6th Floor San Juan, Puerto Rico 00920

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated Mr. Joseph A. Frick to serve as a Group 2 director for a two-year term until the 2018 annual meeting or until a successor is elected and qualified, and Messrs. David H. Chafey, Jr., Antonio F. Faría-Soto, and Manuel Figueroa-Collazo to serve as Group 3 directors, each for a three-year term until the 2019 annual meeting or until a successor is elected and qualified.

Recommendation: Vote **FOR** each nominee.

Overview

Our Board is divided into three groups, with one group being elected each year and members of each group holding office for a three-year term. This classified board structure is required by our articles and the terms of our license agreement with the BlueCross and BlueShield Association ("BCBSA"). Our Board has fixed the number of directors at ten. With the passing of Ms. Adamina Soto-Martínez on March 28, 2016, the Board currently consists of nine members: two Group 1 directors (with terms expiring at the 2017 annual meeting), two Group 2 directors (with terms expiring at the 2018 annual meeting), four Group 3 directors (with terms expiring at the 2016 annual meeting) and our president and chief executive officer, which is an *ex-officio* member of our Board and is excluded from the three director groups. Ms. Soto-Martínez' seat on the board will remain vacant while the Board considers a candidate for director.

Our articles of incorporation and our license with the BCBSA require our Board to be comprised of three groups as equal in number as possible. Our bylaws authorize the Board to alter the total number of directors serving on our Board, fix the exact number of directors serving in each group, nominate directors for shorter terms of office, and assign nominees to a specific group to ensure that the group size requirement is met. Accordingly, the Board nominated one individual to serve as a Group 2 director for a two-year term and three individuals to serve as Group 3 directors, each for a three-year term. Nominees are current directors. The affirmative vote of a majority of the votes cast by the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to elect each nominee.

The persons named as proxies in the proxy card will vote for each of these nominees unless you instruct otherwise on the proxy card. Nominees have indicated their willingness and ability to serve, if elected. However, if any or all of the nominees should be unable or unwilling to serve, the proxies may be voted for a substitute nominee designated by our Board or our Board may reduce the number of directors. Proxies cannot be voted for a greater number of persons than the number of nominees. We have no knowledge that any nominee will become unavailable for election.

Information about the nominees and directors continuing in office

The following candidates for election have been nominated by the Board based on the recommendation of the Corporate Governance and Nominating Committee. Below you will find information the nominees and directors whose terms in office will continue after the meeting have given us about their age, positions held, their principal occupation, business experience and directorships (including positions held in our Board's committees, if any) for at least the past five years. In addition, we have included information regarding each nominee's and director's specific experience, qualifications, attributes and skills that led our Board to conclude that the nominees and directors should serve as members of the Board. We believe that all of our nominees and directors have a reputation for integrity, honesty and adherence to high ethical standards. Also, they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company, which taken as a whole, enable the Board to satisfy its oversight responsibilities in light of our business and structure.

The information presented about each nominee for election and director continuing in office is as of the date of this proxy statement. Information about the number of shares of common stock beneficially owned by each of the nominees and directors appears below under the heading "Security ownership of certain beneficial owners and management." See also "Other relationships, transactions and events." There are no family relationships among any of our directors and executive officers. We encourage our shareholders to read the "Corporate Governance and Nominating Committee—Director nominations process" section of this proxy, at page 24, for further details.

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Nominees for election

Nominee for Group 2 for a two-year term

Joseph A. Frick *Director since 2013* *Independent* *Age: 63*	**Professional background:** Mr. Frick is the executive vice chair of Diversified Search, a national executive search firm, since May 2011. He is also the vice chair of the board of directors of Independence Blue Cross, a health insurance company, where he previously served as president and chief executive officer from 2005 to 2010 and as senior vice president of human resources and administration from 1993 to 2005. He is member of the board of directors of BioTelemetry, Inc., a publicly-traded company, since October 2013. Before serving in Independence Blue Cross, he worked in various management positions within the publishing and the electronics industries. He also served on the boards of directors of BCBSA and America's Health Insurance Plans, among others. He is a NACD Board Leadership Fellow. **Qualifications:** Mr. Frick's significant experience as an executive and a director in several companies with similar businesses as ours and in a publicly-traded company provides an invaluable perspective to our Board. **Committee positions:** Member of the Corporate Governance and Nominating Committee and the Compensation and Talent Development Committee.

Nominees for Group 3, each for a three-year term

David H. Chafey, Jr. *Director since 2013* *Independent* *Age: 62*	**Professional background:** Mr. Chafey was the chair of the board of directors of the Government Development Bank for Puerto Rico from January 2013 to June 2015. Previously, he served as president and chief operating officer of Popular, Inc., a publicly traded financial holding company, from 2009 to 2010, and president of Banco Popular de Puerto Rico, a subsidiary of Popular, Inc., from 2004 to 2010. He also served in various senior executive positions within Popular, Inc., including chief financial officer and executive vice president. Mr. Chafey also served in several boards of directors, including Popular, Inc., VISA Latin American and Caribbean, and VISA International. He is a NACD Board Leadership Fellow. **Qualifications:** Mr. Chafey's governmental experience, operational management skills in the banking and financial industry, financial acumen, and executive leadership in a publicly traded company provide critical insight into business and financial matters to our Board. **Committee positions:** Chair of the Investment and Financing Committee, member of the Audit Committee and the Executive Committee.
Manuel Figueroa-Collazo, PE, PhD *Director since 2004* *Independent* *Age: 64*	**Professional background:** Mr. Figueroa-Collazo is the president of VERNET, Inc., an educational software development company, since 1999. He has over thirty years of experience in senior management positions and over twenty-five years of exposure at all management levels in the computer, information and telecommunications industries. He was chief executive officer for Lucent Technologies, Mexico and a department head at AT&T Bell Laboratories. He is a NACD Board Leadership Fellow. **Qualifications:** Mr. Figueroa-Collazo brings to our Board considerable experience in information technology, international markets, and executive management insight, which is critical to our business. **Committee positions:** Chair of the Compensation and Talent Development Committee; member of the Corporate Governance and Nominating Committee and the Executive Committee

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Nominees for Group 3, each for a three-year term (cont.)

Antonio F. Faría-Soto *Director since 2007* *Independent* *Age: 67*	**Professional background:** Mr. Faría-Soto held several senior positions within the commercial and investment banking industry and prominent positions in the government of Puerto Rico until his retirement in 2006. He served as chair of the board of directors and chief executive officer of Doral Bank, from 2005 to 2006, and as president of the Government Development Bank for Puerto Rico from 2003 to 2004. He also served as president of the Economic Development Bank for Puerto Rico from 2002 to 2003, and before that, as Commissioner of Financial Institutions of Puerto Rico. He is a NACD Board Leadership Fellow. **Qualifications:** Mr. Faría-Soto's broad understanding of the banking and financial industry, government regulation and public affairs, as well as his proven executive leadership provides a valuable perspective to our Board. **Board and Committee positions:** Chair of the Audit Committee; member of the Investment and Financing Committee and the Executive Committee

Directors continuing in office

Group 1 Directors (terms expire at the 2017 annual meeting)

Jorge L. Fuentes-Benejam, PE *Director since 2008* *Independent* *Age: 67*	**Professional background:** Mr. Fuentes-Benejam was chair, president and chief executive officer from 1986 until 2010, and is currently chair of Gabriel Fuentes Jr. Construction Co. Inc, a heavy and marine construction business, and of Fuentes Concrete Pile Co. Inc., a precast concrete pile manufacturing business, and related entities. Currently, Mr. Fuentes-Benejam is a member of the board of trustees of Interamerican University of Puerto Rico, Puerto Rico's largest private university. Mr. Fuentes-Benejam is a NACD Board Leadership Fellow. **Qualifications:** Mr. Fuentes-Benejam's broad understanding of Puerto Rico's business environment, particularly the construction industry—one of the key industries we serve—as well as his considerable management and board experience, which includes his past service on the board of Puerto Rico Cement Company, a former publicly-traded company, provides a wealth of knowledge to us as a public company. **Board and Committee positions:** Chair of the Corporate Governance and Nominating Committee; member of the Investment and Financing Committee and the Executive Committee.
Roberto Santa María-Ros *Director since 2012* *Independent* *Age: 64*	**Professional background:** Mr. Santa María-Ros was managing partner of the San Juan, Puerto Rico office of PwC, until his retirement in 2012. He joined PwC in 1973 and was admitted to the partnership in 1988. In 2004, he was appointed partner-in-charge of PwC's audit practice division as well as managing partner of the San Juan Office. Previously, he served solely as managing partner of the San Juan Office from 2008 to 2012. He currently serves as member of the boards of the Ángel Ramos Foundation and of the Puerto Rico chapter of United Way Worldwide. **Qualifications:** Mr. Santa María-Ros' vast experience with a major accounting firm and his understanding of accounting and finance principles are strong attributes for our Board. **Board and Committee positions:** Member of the Audit Committee and the Investment and Financing Committee.

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Group 2 Directors (terms expire at the 2018 annual meeting)

Luis A. Clavell-Rodríguez, MD *Director since 2006* *Not independent* *Age: 65*	**Professional background:** Dr. Clavell-Rodriguez is chief medical officer and president of the Professional Board at San Jorge Children's Hospital in San Juan, Puerto Rico. He is the principal investigator for the Children's Oncology Group, a clinical trial organization, and the Dana Farber Acute Lymphoblastic Leukemia Consortium at said institution. He is also a professor of pediatrics at the University of Puerto Rico's School of Medicine and of cancer medicine at the Comprehensive Cancer Center, where he also serves as acting executive director. He has particular expertise in clinical investigation, health care administration and health policy. He is a NACD Board Leadership Fellow. **Qualifications:** Dr. Clavell-Rodriguez' profound understanding of the managed care business and his more than thirty years of professional experience in the medical field, including the administration of medical facilities and related entities, provide valuable insight for our Board. **Board and Committee positions:** Chair of the Board and the Executive Committee and member of the Investment and Financing Committee.
Cari M. Dominguez, PhD *Director since 2012* *Independent* *Age: 67*	**Professional background:** Mrs. Dominguez serves as a director of Manpower Group, Inc., a global workforce provider, since 2007, and is a member of its executive compensation and human resources committee. She also serves as trustee of the SAGE Fund of Calvert Investments, Inc. since 2008. She was the chair of the U.S. Equal Employment Opportunity Commission from 2001 to 2006. She is president of Dominguez & Associates, a management consulting firm, which she founded in 1999. She is member of the board of directors of NACD since 2013 and is a NACD Board Leadership Fellow. Previously, she served as partner at Heidrick & Struggles, an international executive search firm, from 1995 to 1998, and as director at Spencer Stuart, a consulting firm, from 1995 to 1998. Before that, she served as assistant secretary for the Employment Standards Administration and director of the Office of Federal Contract Compliance Programs at the U.S. Department of Labor. **Qualifications:** Mrs. Dominguez' extensive experience in both the private and public sectors, as well her profound understanding of human resources management and public policy are of increasing importance to our Board. **Board and Committee positions:** Member of the Corporate Governance and Nominating Committee and the Compensation and Talent Development Committee.

Management director

Roberto García-Rodríguez *Director since 2016* *Management* *Age: 52*	**Professional background:** Mr. García-Rodríguez has served as our president and chief executive officer since January 2016. He served as our chief operating officer from December 2013 to December 2015 and as our vice president of legal affairs and general counsel from May 2008 to December 2013. **Qualifications:** Mr. García-Rodríguez brings executive leadership, operational expertise and legal acumen to our Board.

Pursuant to our articles of incorporation, Mr. García-Rodríguez is a director of the Company by virtue of being our president and chief executive officer. Mr. García-Rodríguez is not included in the three groups into which our Board is divided. As an *ex-officio* director, Mr. García-Rodríguez' membership in our Board is not subject to shareholder approval and the shareholders may not remove him from office while he is our president and chief executive officer.

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PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected D&T as our independent registered public accounting firm for the current year. Our Board considers the selection of the independent registered public accounting firm to be an important matter of shareholder concern and is submitting the selection of D&T for ratification by shareholders.

Recommendation: Vote **FOR** the proposal.

Overview

Current law, rules, and regulation, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered accounting firm. Although ratification by our shareholders is not required by our bylaws or otherwise, the Board believes submitting the selection of D&T is a matter of good corporate governance. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. Representatives of D&T are expected to attend the meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

The affirmative vote of a majority of votes cast with respect to this proposal by the shares of common stock entitled to vote and present or represented by proxy at the meeting is required to ratify the selection of D&T as the Company's independent registered public accounting firm for the current year.

Independent registered public accounting firm fees and other matters

The following is a description of the fees we paid or accrued for the professional services rendered by our current auditors, D&T, for the year ended December 31, 2015 and PwC, our prior independent registered public accounting firm, for the year ended December 31, 2014:

Audit fees. The audit fees for the year ended December 31, 2015 and 2014 were for professional services rendered by D&T and PwC, respectively, for the integrated audits of our annual consolidated financial statements and system of internal control over financial reporting, reviews of the financial statements included in our quarterly reports on Form 10-Q, and statutory audits required of our subsidiaries. Total fees related to the audit of the financial statements as of and for the years ended December 31, 2015 and 2014 were $2,074,000 and $4,441,000, respectively. Included in the 2015 audit fees are $19,000 corresponding to the recently enacted value added tax in Puerto Rico for certain designated professional services. The audit fees for the year ended December 31, 2014 include $250,000 of additional fees billed by the accounting firm during 2015 after our submission of last year's proxy statement. Expenses corresponding to the year ended December 31, 2015 amount to $75,000. For the year ended December 31, 2014, expenses incurred amounted to $91,000, including $66,000 in expenses billed in 2015 but corresponding to 2014.

Audit-related fees. The audit-related fees for professional services rendered by D&T and PwC for the years ended December 31, 2015 and 2014 were $318,000 and $525,698, respectively. The audit-related fees related to procedures performed for SSAE 16 (Statement of Standards for Attestation Engagements-Reporting on Controls at Service Organizations) audits amounted to $165,000 and $300,000, respectively. Expenses related to the SSAE 16 amounted to $3,000 and $698, respectively. Also, for the year ended December 31, 2014, we paid $225,000 in connection with to the preparation of supplemental schedules required in Puerto Rico, including $50,000 paid in 2015 in excess of the estimate provided by the auditors. For 2015, fees related to the preparation of supplemental schedules required in Puerto Rico are estimated at $175,000. During 2015, fees related to an audit performed by D&T of the Federal Employees Health Benefit Plan amounted to $100,000. In 2015, the Puerto Rico Health Insurance Administration requested an audit of the Government Health Insurance Plan as of June 30, 2015. The amount paid for this audit was $50,000.

Tax fees. No professional tax services were rendered by D&T and PwC for the years ended December 31, 2015 and 2014.

All other fees. No other services were rendered by D&T and PwC for the years ended December 31, 2015 and 2014.

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 Audit Committee’s pre-approval policies and procedures  The Audit Committee must pre-approve all auditing and non-audit services rendered by our independent  registered public accounting firm. Pre-approval, however, is not required for non-audit services if: (1) the aggregatedollar value of such services does not exceed five percent of the total fees paid by the Company to the externalauditors during the fiscal year in which the non-audit services are provided; (2) we did not recognize such services asnon-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of andapproved by the Audit Committee prior to the completion of the audit. In accordance with the foregoing, the AuditCommittee pre-approved all audit and non-audit services provided by D&T in 2015.  16

PROPOSAL 3 — AN ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our Board believes our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests and support long-term value creation. We are presenting the following resolution, which provides you the opportunity to endorse or not endorse our executive compensation program:

> "**RESOLVED**, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in 'Compensation Disclosure—Compensation discussion and analysis,' the compensation tables and the narrative discussion contained in our 2016 proxy statement."

Recommendation: Vote **FOR** the proposal.

Overview

In 2011, our shareholders voted that the compensation of our NEOs be presented to our shareholders on an annual basis. Our Board accepted our shareholders' advisory vote, and in this proxy statement, we are asking our shareholders to provide advisory approval of the compensation of our NEOs, as such compensation is described in the section titled "Compensation Disclosure" beginning on page 30 of this proxy statement. Our next vote on the frequency of shareholders' advisory vote will be held no later than the 2017 annual meeting.

Our executive compensation program is designed to enable us to attract, motivate and retain executive talent, which is critical to our success. We seek to accomplish this goal in a way that rewards performance and is aligned with our shareholders' long-term interests. We encourage our shareholders to review the information in "Compensation Disclosure—Compensation discussion and analysis" of this proxy statement, the executive-related compensation tables and the narrative disclosures that accompany the compensation tables for more detailed information on our executive compensation program and the decisions made by the Compensation and Talent Development Committee in 2015.

The following is a summary of some elements of the executive compensation program:

- Competitive pay within best practices. Compensation aims to reflect best practices. Total executive compensation is regularly compared by our Compensation and Talent Development Committee with total compensation levels for equivalent positions at companies of similar size and complexity.

- Balanced compensation mix. Total compensation—which includes base salary, short and long-term variable pay opportunities, benefits and perquisites—is generally between the 25th and 50th percentile of the comparable group of companies. A significant percentage of total compensation is delivered in the form of incentive compensation.

- Appropriate reward of short-term performance. Cash incentive focuses on the achievement of various financial, management and individual objectives. Maximum payment of NEOs' cash incentive is limited to 150% of their respective target opportunity, based on their base salary.

- Equity compensation focused on long-term performance. 75% of the equity award value is granted in the form of performance shares and the remaining 25% in the form of time-based restricted stock. Performance shares vest at the end of a three-year performance period and restricted shares vest in equal proportions over a three-year period.

- Annual review of chief executive officer and other executive officers performance. The Compensation and Talent Development Committee has direct responsibility to oversee the performance of the chief executive officer. The committee also discusses with the chief executive officer the performance of those executives and other personnel under his direct report as part of the committee determinations on executive compensation.

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  Commitment to good governance. The Compensation and Talent Development Committee has retained an independent compensation consultant and includes compensation analytical tools as part of its annual executive compensation review. The committee also oversees the compliance of compensation-related policies and practices, including our claw-back provisions, stock ownership guidelines, an equity award grant policy, and insider trading, among others. Additionally, the committee reviews on an annual basis all compensation-related risks.  At the Company’s 2015 annual meeting of shareholders, 98.9% of our shareholders approved, on an advisorybasis, the compensation of our NEOs. Pursuant to that vote, our Board approved an executive compensation programthat is similar to the one presented to our shareholders in our 2015 proxy statement.  The affirmative vote of a majority of votes cast with respect to this proposal by all shares of common stockentitled to vote and present or represented by proxy at the meeting is required to approve this proposal.  While our Board intends to carefully consider the vote resulting from the proposal, the vote is advisory in  nature and it is not binding on the Company, the Board, or our Compensation and Talent Development Committee, norwill it create or imply any additional fiduciary duty for the Company, the Board, or the Compensation and TalentDevelopment Committee. The shareholders’ vote will not overrule any decision made by our Board nor require theBoard to take any action. However, the Compensation and Talent Development Committee and the Board value theopinions expressed by our shareholders in their vote on this proposal and will take into account the outcome of thevote when considering future executive compensation decisions regarding our NEOs.  18

CORPORATE GOVERNANCE

Our Board has responsibility for establishing broad corporate policies and reviewing the Company's overall performance rather than day-to-day operations. The Board also oversees our president and chief executive officer and other senior management and, in so doing, serves the Company's and our shareholders' best interests. The Board selects, evaluates and provides for the succession of executive officers, nominates individuals to serve as directors of the Company for election at annual shareholder meetings and elects individuals to fill any vacancies on the Board. It reviews and approves corporate objectives and strategies, evaluates significant policies and proposed major commitments of corporate resources, and participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of our activity through regular written reports and presentations at Board and committee meetings.

Good corporate governance is paramount to ensure that we are managed for the long-term benefit of our shareholders. The Board engages in a regular process of reviewing our corporate governance practices and compares them to those suggested by various authorities in corporate governance and the practices of other public companies. The Board also reviews its policies and practices in light of proposed and adopted laws and regulation, including the rules of the SEC and the NYSE. We encourage you to read this section of our proxy statement, which provides information about our Board and our corporate governance practices.

Overview

Board oversight of our Company is guided by strong corporate governance, effective policies and practices, and high ethical standards. The following is an overview of our corporate governance structure:

Board composition and structure	• Our Board has currently fixed the number of directors at 10, comprised of three groups. With the passing of Ms. Soto-Martínez on March 28, 2016, the Board currently consists of 9 members. Ms. Soto-Martínez' seat on the Board will remain vacant while the Board considers a candidate for director. • Positions of chair of the board and chief executive officer are separated.
Board independence	• 7 out of 9 of our current directors are independent. • Our president and chief executive officer is the only management director. • The Vice Chair of the Board leads in executive sessions with independent directors.
Board Committees	• Five committees: Audit, Corporate Governance and Nominating, Compensation and Talent Development, Investment and Financing, and Executive. • Except for the Investment and Financing, and the Executive committees, in which the Chair of the Board is a member, all other committees are composed entirely of independent directors. • The president and chief executive officer is not appointed as a member of any committee. • Our Board and its committees have the authority to retain independent advisors.
Membership criteria and qualifications	• Directors must notify the Board before accepting invitations to serve on another public company board. • Directors must submit an offer to resign in the event of a substantial change in their principal occupation. • Annual performance self-assessment of the Board, committees, and directors. • The Corporate Governance and Nominating Committee regularly reviews the Board's competency mix and recommends candidates in light of Board and Company strategy. • Directors are strongly encouraged to complete a minimum level of director training annually.

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Corporate governance documents and additional information

You may visit the Corporate Governance section of our website at *http://investors.triplesmanagement.com* to find additional information about our Company's corporate governance program and policies, including electronic copies of our corporate governance guidelines, our code of business conduct and ethics, the charters of the Audit, the Corporate Governance and Nominating, and Compensation and Talent Development committees, and our articles and bylaws. Shareholders may also request print copies of any of these documents, without charge by contacting our Secretary, Mr. Carlos L. Rodríguez-Ramos, P.O. Box 363628, San Juan, Puerto Rico 00936-3827, or by calling during our business hours at (787) 749-4025.

Code of business conduct and ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") designed to support our commitment to integrity, ethical behavior and professionalism and to comply with the laws, rules and regulations that govern our business. Our Code of Ethics applies to our Board, officers, and employees, as well as to agents, consultants and other representatives when engaged by or otherwise representing our Company and its interests. Our Board, through the Audit Committee, monitors compliance with the Code of Ethics.

Our Code of Ethics expresses the values and principles behind the way we conduct our business, including providing a positive and productive work environment, protecting the environment, fair dealing, avoiding conflicts of interest, and proper use of corporate resources, among others. The Code of Ethics also provides guidance and information on how to report violations and unethical behavior, including access to EthicsPoint, a confidential hotline operated by an independent service, available at the toll-free number 1-866-384-4277 or electronically through *www.ethicspoint.com*. Communications received by EthicsPoint are completely confidential and allow for shareholders, employees and other interested parties to report any violations or irregularities that could affect us.

Any waiver of the Code of Ethics may be made only by our Board. The Code of Ethics provides guidance and information on how to report suspicious or illegal activities and violations to our Code of Ethics. The Company intends to disclose any changes in, or waivers from, the Code of Ethics by posting such information on its website or as required by law or stock exchange rules or regulations. Our Board has not granted any waivers to the Code of Ethics.

Independence of directors

Our director independence standards conform to those required by the NYSE and BCBSA. Under these standards, a director qualifies as "independent" if our Board affirmatively determines that the director has no material relationship with us other than as a director. In assessing whether a director has a material relationship with us, directly or as a partner, shareholder or officer of an organization that has a relationship with us, the Board uses the criteria outlined in Section 303A.02 of the NYSE Listed Company Manual. For relationships not covered by the NYSE guidelines, the determination of whether a material relationship exists is made by the members of our Board who are independent under said guidelines. Our Board has reviewed the relationships between the Company, including our subsidiaries or affiliates, and each board member, including each such director's immediate family members.

The Board has affirmatively determined that all current directors are independent other than Mr. Clavell-Rodríguez, because he receives compensation from Triple-S Salud, Inc. ("TSS") and Triple-S Advantage, Inc. ("TSA"), subsidiaries of the Company, for services rendered in the ordinary course of business as a healthcare provider, and Mr. García-Rodríguez, because he is our president and chief executive officer. Each of the independent directors has no relationship with us, other than any relationship that is categorically not material under the guidelines indicated above and other than as disclosed in this proxy statement under "Compensation Disclosure—Director compensation" and "Other relationships, transactions and events." The Board has determined that the relationships described in this proxy statement do not preclude a determination of independence because the relationships will not impair the applicable director's ability to render an independent judgment.

Pursuant to NYSE and BCBSA requirements, neither non-independent directors nor our officers and employees, including those of our subsidiaries, are members of the Compensation and Talent Development, Audit or Corporate Governance and Nominating committees.

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Board leadership structure

The Board believes its current leadership structure best serves the oversight of management, its ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company's overall corporate governance. We believe that the separate roles of president and chief executive officer and chair of the board reflects the differences between the two roles. The president and chief executive officer is responsible for executing our strategic plan and overseeing the performance of our day-to-day operations, while the chair of the Board provides guidance to the president and chief executive officer, sets the agenda for Board meetings and presides over meetings of the Board and executive sessions of non-management directors.

The Board believes that it is not necessary or appropriate in serving our shareholder's best interest to designate a lead director. Each director in our Board is free to call upon any director to provide leadership in a given situation. However, because Mr. Clavell-Rodríguez, our chair, is not independent, our Board appointed the vice chair of our Board, Ms. Soto-Martínez, as presiding director at all executive sessions of independent directors. Until her passing on March 28, 2016, Ms. Soto-Martínez presided over these executive sessions. The Board holds executive sessions with independent directors at least once a year. The Board periodically reviews the leadership structure and may make changes to the current structure in the future.

Board meetings and committees

Our Board met nine times during 2015. Each of the incumbent directors attended at least 75% of the meetings of the Board held during the period for which such person has been a director during 2015. Directors are also kept informed of our business through meetings and other communications, including direct communications with our Board's chair and others regarding matters of interest and concern to us and our shareholders. Mr. García-Rodríguez is the only director who is also an employee of the Company. He does not participate in any discussion or vote in any Board or committee meeting at which his compensation is evaluated.

We encourage our directors to attend our annual meeting of shareholders; however, we have not adopted a formal policy requiring director attendance at the annual meeting of shareholders. All of our then current members of the Board attended our 2015 annual meeting of shareholders except for Mr. Frick.

Non-management directors meet regularly in executive sessions without management. Non-management directors are all our Board members who are not our officers and include directors, if any, who are not "independent" by virtue of the existence of a material relationship with us. The chair of the Board presides over these executive sessions, which are typically held in conjunction with each regularly scheduled meeting of the Board. Independent directors also meet at least once per year in executive session without management or directors who are not independent. Until her passing on March 28, 2016, Ms. Soto-Martínez, who served as vice chair of the Board and was an independent director, presided over these executive sessions. Ms. Soto-Martínez was a member of the Board from 2002 until she passed away in March 28, 2016. Ms. Soto-Martínez was vice chair of the Board and a member of the Audit Committee and the Compensation and Talent Development Committee.

Our Board has five standing committees: Audit, Compensation and Talent Development, Corporate Governance and Nominating, Investment and Financing, and Executive. The responsibilities of each committee are set forth in its respective charters, which have been approved by the Board. Committees must review their respective charters and perform a self-evaluation at least annually. Each committee has the authority to engage, retain, and approve the fees and payment of advisors as deemed necessary or appropriate to carry out its responsibilities without further action by the Board. Such independent advisors may be the regular advisors to the Company.

The table on the next page sets forth the current members of the Board and each of its committees.

Director	Audit	Compensation and Talent Development	Corporate Governance and Nominating	Investment and Financing	Executive
Luis A. Clavell-Rodríguez, *chair**				Member	Chair
David H. Chafey, Jr.	Member#			Chair	Member
Cari M. Dominguez		Member	Member		
Antonio F. Faría-Soto	Chair			Member	Member
Manuel Figueroa-Collazo		Chair	Member		Member
Joseph A. Frick		Member	Member		
Jorge L. Fuentes-Benejam			Chair	Member	Member
Roberto Santa María-Ros	Member#			Member	
Roberto García-Rodríguez, *ex-officio**					

**Not independent* *#Audit Committee financial expert*

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Audit Committee

Members: Mr. Faría-Soto (chair), Messrs. Chafey, and Santa María-Ros	The committee assists the Board, among other things, in fulfilling its oversight responsibilities relating to: • Integrity of the Company's financial statements; • Effectiveness of the Company's internal control over financial reporting; • Selection of the independent registered public account firm; • Performance of the Company's internal audit function and independent registered accounting firm; and • Company compliance with laws and regulations.

Independence and other criteria. All members of the committee have been determined by the Board to meet the independence requirements under NYSE and BCBSA standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that each member of the committee is financially literate and has accounting and/or related financial management expertise as required under the rules of the NYSE, and that Messrs. Chafey and Santa María-Ros qualify as "audit committee financial experts" as defined under applicable SEC rules. Until her passing on March 28, 2016, Ms. Soto-Martínez was a member of the committee and qualified as an "audit financial expert" under applicable SEC rules. None of the committee members serve on the audit committee of another listed public company.

Meetings. The committee met nine times during 2015 and each member attended at least 75% of the total meetings of the committee held during the period each director was a member, except for Mr. Frick, who was member of the committee until December 2015.

Additional information about the committee and its activities during 2015 is described in the Audit Committee Report contained in this proxy statement.

Compensation and Talent Development Committee

Members: Mr. Figueroa-Collazo (chair) Mr. Frick, and Mrs. Dominguez	The committee is responsible, among other things, for the following matters: • Reviewing the compensation plan of our non-employee directors and making recommendations to the Board with respect to such compensation; • Evaluating the policies, program design and structure of, and reviewing and approving annual performance objectives relevant to, the compensation of the executive officers of the Company; • Overseeing the administration of and compliance with the Company's incentive compensation plans, and making recommendations to the Board with respect to awards under such plans; and • Overseeing the Board's annual review of succession planning with respect to our chief executive officer and other senior executives.

Independence. The Board has determined that each member of the committee is independent under the NYSE and BCBSA standards.

Meetings. The committee held ten meetings during 2015 and each member attended at least 75% of the total meetings of the committee held during the period each director was a member.

Compensation consultant. In 2015, the Compensation and Talent Development Committee retained Pay Governance LLC ("Pay Governance"), an independent compensation consulting firm, to assist the committee on matters related to executive and director compensation. The Board has determined that Pay Governance is an

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independent consultant pursuant to Section 10C of the Exchange Act. Pay Governance reports exclusively to the Compensation and Talent Development Committee and does not provide any additional services to us.

For 2015, Pay Governance worked with the Compensation and Talent Development Committee to review our comparable group to ensure it remains appropriate for use in competitive market assessments of total compensation, provided an analysis of executive total compensation relative to market practices, reviewed our compensation policies to ensure they remain contemporary with prevailing best practices, assisted in the risk assessment of our compensation programs, and provided support for preparation of our disclosure in this proxy statement.

Additional information about the Compensation and Talent Development Committee and its activities during 2015 is described in "Compensation Disclosure—Compensation discussion and analysis" in this proxy statement.

Corporate Governance and Nominating Committee

Members: Mr. Fuentes-Benejam (chair), Messrs. Figueroa-Collazo, and Frick, and Mrs. Dominguez	The committee is responsible, among other things, for the following matters: • Recommending to the Board the criteria for the selection of individuals qualified to serve as directors; • Identifying individuals qualified to serve on the Board consistent with criteria approved by the Board; • Recommending the Board nominees for election as directors at any meeting of shareholders; • Developing and recommending to the Board a set of corporate governance principles; • Reviewing our corporate governance guidelines, our Code of Ethics, committee charters and other corporate documents and recommending changes to the Board, consistent with best practices; • Overseeing compliance with our corporate governance guidelines and practices, compliance with our Code of Ethics and director's independence requirements; and • Overseeing of the enterprise risk management program.

Independence. The Board has determined that each member of the committee is independent under the NYSE and BCBSA standards.

Meetings. The committee held six meetings during 2015 and each member attended at least 75% of the total meetings of the committee held during the period each director was a member.

Investment and Financing Committee

Members: Mr. Chafey (chair) Messrs. Faría-Soto, Clavell-Rodríguez, Fuentes-Benejam, and Santa María-Ros	The committee is responsible, among other things, for the following matters: • Recommending to the Board the Company's investment policy and guidelines, and financing policies, procedures and activities in accordance with best practices, good corporate governance, and compliance with applicable laws and regulation; • Overseeing the Company's investment portfolio and activities, including investment performance, risk management exposure, and our capital structure; and • Reviewing and providing advice to the Board with respect to financial and investment development and transactions.

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Meetings. In 2015, the committee met five times. Each member attended at least 75% of the total meetings of the committee held during the period each director was a member.

Executive Committee

Members: Mr. Clavell-Rodríguez (chair), Messrs. Chafey, Faría-Soto, Figueroa-Collazo, and Fuentes-Benejam	The committee is responsible, among other things, for the following matters: • Reviewing material policy, strategic and emerging issues of the Company; • Transacting administrative matters on behalf of the Board; and • Assisting the Board in discharging its duties between meetings of the Board, especially when timing is critical.

Meetings. The committee met three times during 2015 and each member attended at least 75% of the total meetings of the committee held during the period when he was a member.

Director nominations process

As part of the nominations process, the Corporate Governance and Nominating Committee is responsible for determining the appropriate skills and characteristics required for new Board members in light of the current Board composition and for identifying qualified candidates for Board membership. The process followed by the committee to identify and evaluate candidates includes requests to Board members, senior management and others for recommendations, periodic meetings to evaluate biographical information and background material relating to potential candidates, and interviews of candidates identified by members of the committee and the Board.

In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, the Corporate Governance and Nominating Committee applies the criteria set forth in our guidelines of corporate governance and its committee charter. Generally, the committee verifies that the selected individuals possess the following specific qualities or skills: experience or relevant knowledge, time availability and commitment, good reputation, analytical thinking, ability to work as a team, independent judgment, and ability to verbalize and present ideas in a rational and eloquent fashion. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. This process also takes into consideration our strategies, the annual peer and self-evaluations of each director, the fit between candidates' qualifications and our needs, and applicable legal, regulatory and statutory requirements. The goal is to assemble a board that is strong in its collective knowledge and consists of individuals who possess a variety of complementary attributes that serve the Company and its shareholders well. The Board is responsible for the final approval of new director candidates, as well as the nomination of existing directors for reelection.

Shareholders may recommend individuals for the Corporate Governance and Nominating Committee to consider as potential director candidates in the Board's slate of nominees by submitting their names and background to "Triple-S Management Corporation, Corporate Governance and Nominating Committee," at Triple-S Management Corporation, P.O. Box 363628, San Juan, PR 00936-3628. The committee will review the qualifications of recommended candidates if appropriate biographical information and background material are provided on a timely basis. Evaluation of such candidates will follow the same process, and apply the same criteria, as for candidates submitted by Board members, senior management or others. If the Board decides to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, the name will be included in our proxy card for the shareholders' meeting at which his or her election is recommended.

Shareholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Corporate Governance and Nominating Committee or the Board, by following the procedures set forth in the Company's bylaws and described in response to the question **"How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2017 annual meeting of shareholders?"** in the "Information about voting, solicitation and the annual meeting" section of this proxy statement.

Criteria and diversity

In considering whether to recommend any candidate for inclusion in the Board's slate of recommended nominees, including re-election of directors and candidates recommended by shareholders, the Corporate Governance

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and Nominating Committee, in accordance with the Board's diversity policy and the committee charter, will review certain criteria to ensure we benefit from a broad diversity of director experience, thoughts, viewpoints and backgrounds. The committee considers personal characteristics each individual must show in order to be considered as a director and those competencies represented in the Board to promote a balanced composition of knowledge, experience and abilities that will allow the Board to fulfill its responsibilities, as further described below.

Personal attributes	*Competencies*	*Other considerations*
• Integrity and good reputation • Independent judgment • Analytical thinking • Educational background • Professional experience • Business acumen • Commitment • Diligence • Ability to serve	• Public company service • Accounting and finance • Industry knowledge • Technology • International markets • Government and public policy • Human resources • Legal • Executive leadership	• Independence • Conflict of interest • Acceptance of the Company's ethical norms and responsibilities • Compliance with legal and regulatory requirements • Other commitments • Peer-review and evaluation process

The committee recognizes the value of diversity on the Board and carefully considers the Board's diversity in the director identification and nomination process taking into consideration the personal attributes, the competencies, and other perspectives of the individuals considered to the Board. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We do not discriminate against nominees on the basis of race, religion, national origin, sexual orientation, disability or any other basis.

Risk oversight

The Board has the primary role, as a whole and through its committees, in overseeing the way in which management identifies and manages risks. Senior management is responsible for identifying significant risks, and developing and implementing the strategies, assessment, prioritization, mitigation and control of the Company's most important risks. The Company maintains an Executive Risk Committee comprised of senior personnel that, among other things, ensures that the Company is maintaining effective risk management processes to identify, discuss, and communicate significant and emerging risks. Management is also responsible for identifying risk and risk controls related to significant business activities and Company objectives, and developing programs to determine the sufficiency of risk identification, the balance of potential risk to potential reward, the appropriate manner in which to control risk, and the support of the risk-controlling behaviors and the risks to the Company's strategy.

The Board receives management reports on the potentially significant risks that the Company faces and how the Company is seeking to control risk, where appropriate. The Corporate Governance and Nominating Committee has primary oversight over the Company's enterprise risk management program. Additionally, each Board committee also considers risks within its area of responsibility. For example, the Audit Committee oversees management of financial risks, including issues related to internal control over financial reporting, and our policies with respect to risk assessment and management. The Compensation and Talent Development Committee oversees the management of risks relating to our executive compensation structure. Our Investment and Financing Committee oversees risks related to our investment policy, financial strategies, and corporate acquisitions. While each of these committees is responsible for evaluating and overseeing the management of specific risks, the entire Board is regularly informed about such risks through committee reports. The Board also receives regular reports from members of senior management regarding areas of material risk to us, including operational, financial, legal, regulatory, strategic and reputational risks, and often discusses risk as part of its review of the ongoing business, financial performance, and other activities of the Company. In addition, the Board annually reviews our strategic plan which addresses, among other matters, the risks and opportunities we face. Review of this information enables the Board to understand and assess our risk identification, appetite and tolerance, management, and mitigation strategies.

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 Communications from shareholders and other interested parties  The Board will give appropriate attention to written communications on issues that are submitted by  shareholders and other interested parties, and will respond as appropriate. Absent unusual circumstances or as  contemplated by committee charters, the chair of the Board will, with the assistance of our general counsel and  Secretary and other personnel responsible to assist the Board and the Company with investor relations, be primarilyresponsible for monitoring communications from shareholders and other interested parties and provide copies orsummaries of such communications to the other directors as they deem appropriate.  Communications will be forwarded to all directors if they relate to substantive matters and include  suggestions or comments that the chair of the Board considers to be important for the directors to review. In general,communications relating to corporate governance and long-term corporate strategy are more likely to be forwardedthan communications relating to personal grievances and matters as to which we tend to receive repetitive orduplicative communications.  Shareholders and other interested parties may contact our Board or any individual director by the followingmethods:  By Internet Email us at investorrelations@ssspr.com (investor relations) or  crodrig@ssspr.com (secretary)  By mail Triple-S Management Corporation  c/o Secretary  P.O. Box 363628  San Juan, Puerto Rico 00936-3628  The Board does not participate in daily management functions or operations of the Company or our  subsidiaries. If you wish to contact the Company relating these matters, you may use the Contact Us form on ourwebsite, which will help you to direct your message to the appropriate area.  26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the beneficial ownership of our Class B shares as of December 31, 2015, except as otherwise indicated, by the shareholders we know to beneficially own more than 5% of our outstanding Class B shares. These shareholders do not own Class A shares. Additionally, no Class A shareholders owns more than 5% of our outstanding Class A shares.

Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Percent of Class[3]
FMR LLC[4] Abigail P. Johnson Fidelity Low-Priced Stock Fund 245 Summer Street Boston, Massachusetts 02210	2,328,300	10.14%
Dimensional Fund Advisors LP[5] Building One 6300 Bee Cave Road Austin, Texas 78746	2,045,746	8.91
Pzena Investment Management, LLC[6] 320 Park Avenue, 8th Floor New York, NY 10022	1,607,929	7
BlackRock, Inc.[7] 55 East 52nd Street New York, NY 10022	1,498,616	6.5
T. Rowe Price Associates, Inc.[8] 100 E. Pratt Street Baltimore, MD 21202	1,206,819	5.2

(1) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act.

(2) For each person, the "Amount and Nature of Beneficial Ownership" column may include shares of a class of common stock attributable to the person because of that person's voting or dispositive power or other relationship. The inclusion in the table of any shares, however, does not constitute an admission of beneficial ownership of those shares by the named shareholder.

(3) Based on 24,047,755 Class B shares outstanding as of the December 31, 2015. Under our license with BCBSA, no institutional shareholder may own more than 10% of all of our common stock.

(4) Based solely on a Schedule 13G/A filed by FMR LLC on February 12, 2016 reporting the above stock ownership as of December 31, 2015. FMR LLC reports that it has sole voting power with respect to 262,200 Class B shares and sole dispositive power with respect to 2,328,300, or 10.136% of the outstanding Class B shares. Abigail P. Johnson reports that she has sole voting power with respect to zero Class B shares and sole power to dispose of 2,328,300 Class B shares. FMR LLC reports that the interest of Fidelity Low-Priced Stock Fund amounted to 2,066,100 shares, or 8.994% of Class B shares.

(5) Based solely on a Schedule 13G/A filed by Dimensional Fund Advisors LP ("Dimensional") on February 9, 2016 reporting the above stock ownership as of December 31, 2015. Dimensional reports that it has sole voting power with respect to 1,975,754 Class B shares and sole dispositive power with respect to 2,045,746 Class B shares. These securities are owned by certain funds that Dimensional serves as investment advisor, sub-adviser and/or manager. For purposes of the reporting requirements of the Exchange Act, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6) Based solely on a Schedule 13G/A filed by Pzena Investment Management, LLC ("Pzena") on February 2, 2016 reporting the above stock ownership as of December 31, 2015. Pzena reports it has sole voting power with respect to 1,437,974 Class B shares and sole dispositive power with respect to 1,607,929 Class B shares.

(7) Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 27, 2016 reporting the above stock ownership as of December 31, 2015. BlackRock, Inc. reports that it has sole voting power with respect to 1,436,593 Class B shares and sole dispositive power with respect to 1,498,616 Class B shares.

(8) Based solely on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. ("Price Associates") on February 9, 2016 reporting the above stock ownership as of December 31, 2015. Price Associates reports that it has sole voting power with respect to 336,619 Class B shares and sole dispositive power with respect to 1,206,819 Class B shares. These securities are owned by various individual and institutional investors that Price Associates serves as investment advisor with the power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

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The following table contains information regarding the beneficial ownership of our common stock as of April 8, 2015 by each director and nominee for director named in this proxy statement, each executive officer named in the Summary Compensation Table included in this proxy statement and all of our directors and executive officers as a group.

	Class A Shares		Class B Shares			
Name and Address of Beneficial Owner[(1)]	Amount and Nature of Beneficial Ownership	% of Class	Amount and Nature of Beneficial Ownership[(2)]	Shares Acquirable Within 60 Days[(3)]	Total Shares Beneficially Owned	% of Class[(4)]
Directors and Nominees:						
Luis A. Clavell-Rodríguez	0	0	42,325	0	42,325	*
David H. Chafey, Jr.	0	0	13,610	0	13,610	*
Cari M. Dominguez	0	0	11,105	0	11,105	*
Antonio F. Faría-Soto	0	0	20,772	0	20,772	*
Manuel Figueroa-Collazo	0	0	24,238	0	24,238	*
Joseph A. Frick	0	0	8,610	0	8,610	*
Jorge L. Fuentes-Benejam	0	0	17,438	0	17,438	*
Roberto Santa María-Ros	0	0	0	0	0	*
Adamina Soto-Martínez[(5)]	0	0	20,738	0	20,738	*
Named Executive Officers:						
Ramón M. Ruiz-Comas [(6)]	0	0	373,438	0	373,438	1.49%
Amílcar L. Jordán-Pérez	0	0	29,983	0	29,983	*
Roberto García-Rodríguez	0	0	46,405	4,440	50,845	*
Pablo Almodóvar-Scalley	0	0	45,865	0	45,865	*
Madeline Hernández-Urquiza	0	0	14,035	0	14,035	*
All our directors, nominees and executive officers as a group (21 persons)	0	0	772,671	4,440	777,111	3.07%

**Less than 1% of outstanding common stock of such class.*

(1) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of the record date upon the exercise of options or warrants or upon the vesting of deferred stock awards.

(2) For each person, the "Amount and Nature of Beneficial Ownership" column may include shares of a class of common stock attributable to the person because of that person's voting or dispositive power or other relationship. Unless otherwise indicated, each person in the table has sole voting and investment power over the shares listed.

(3) The number shown equals the stock options exercisable or that may become exercisable within 60 days of April 8, 2015.

(4) Each beneficial owner's percentage ownership is determined by assuming that all options held by such persons that are exercisable within 60 days of the record date have been exercised, based on 950,968 Class A shares and 23,817,438 Class B shares outstanding as of the record date.

(5) Ms. Soto-Martínez passed away on March 28, 2016.

(6) Mr. Ruiz-Comas was the president and chief executive of the Company officer until December 31, 2015. Pursuant to our articles of incorporation and our bylaws, the president and chief executive officer of the Company is a member of our Board while acting in such capacity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities ("10% Beneficial Owners") to file with the SEC initial reports of ownership of our common stock and reports of changes in such ownership. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company believes, based solely on a review of our records and written representations by the persons required to file these reports during the fiscal year ended December 31, 2015, that all Section 16(a) filing requirements were timely met during 2015.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Executive officers of Triple-S Management Corporation

The Company's executive officers are listed below. Biographical information of Mr. García-Rodríguez, our president and chief executive officer, who also serves as director of the Company, is in the section entitled "Directors continuing in officer—Management director" on page 14 of this proxy statement.

Name	Position(s) with the Company	Age
Juan J. Román-Jiménez	Executive Vice President and Chief Financial Officer	50
Madeline Hernández-Urquiza	President of Triple-S Salud, Inc., and President of Triple-S Advantage, Inc.	52
Eva G. Salgado-Micheo	President of Triple-S Propiedad, Inc.	59
Arturo L. Carrión-Crespo	President of Triple-S Vida, Inc.	58
José E. Novoa-Loyola	Chief Medical Officer	51
Juan J. Díaz-Goitía	Chief Information Officer	52
Hernando Ruiz-Jiménez	Chief Marketing and Communications Officer	49
Iraida T. Ojeda-Castro	Chief Human Resources Officer	61
Carlos L. Rodríguez-Ramos	Vice President of Legal Affairs, General Counsel and Secretary	37

Professional background of executive officers

Juan J. Román-Jiménez, Executive Vice President and Chief Financial Officer, rejoined our Company and assumed his current position in January 2016. Previously, he served as Executive Vice President of EVERTEC, INC., a full-service transaction processing company in Latin America and a NYSE listed company, from April 2012 to August 2015, and as Executive Vice President and Chief Financial Officer of EVERTEC Group, LLC., from 2011 to 2012.

Madeline Hernández-Urquiza has been the **President** of our managed care subsidiaries **Triple-S Salud, Inc.** and **Triple-S Advantage, Inc.**, since January 2016 and January 2015, respectively. She rejoined our Company in 2010 and assumed various positions in Triple-S Salud, including Vice President of Risk Management and Chief Risk Officer before assuming her current roles.

Eva G. Salgado-Micheo is the **President** of **Triple-S Propiedad, Inc.**, our property and casualty insurance subsidiary, since July 2003.

Arturo L. Carrión-Crespo is the **President** of **Triple-S Vida, Inc.**, our life insurance subsidiary, since 1998.

José E. Novoa-Loyola, Chief Medical Officer, joined our company and assumed his position in July 2015. Previously, he served at the Cardiovascular Center of Puerto Rico and the Caribbean from 2002 to 2015 in various positions, including Medical Director, Chief of the Cardiology Department and member of the Pharmacy and Therapeutics Committee.

Juan J. Díaz-Goitía has been our **Chief Information Officer** since October 2012. He also has served as President of Interactive Systems, Inc., our technology service subsidiary since 2012. Previously, he served as Executive Vice President of Triple-S Vida, Inc., from 2010 to 2012.

Hernando Ruiz-Jiménez, Chief Marketing and Communications Officer, joined our Company and assumed his position in October 2015. Before joining the Company, he served as Executive Vice President of Impremedia, an important media group oriented to Hispanic markets in the United States from 2013 to 2014, Partner and Executive Vice President of Wireless Idea, a digital media company with business in the United States and Latin America, from 2007 to 2012, and Vice President of Marketing for Diageo, plc. from 2003 to 2007. Before that, Mr. Ruiz-Jiménez held diverse positions in PepsiCo from 1992 to 2003.

Iraida T. Ojeda-Castro has been our **Chief Human Resources Officer** since 2004.

Carlos L. Rodríguez-Ramos, Vice President of Legal Affairs, General Counsel and Secretary, joined our Company in 2013 and assumed his current position in January 2016. Mr. Rodríguez-Ramos previous positions include Associate General Counsel, Acting General Counsel and Assistant Secretary. Before joining our Company he served as Adjunct Professor at the School of Law of the University of Puerto Rico from 2010 to 2014 and as Deputy Chief of Staff of Programmatic Affairs for the Governor of Puerto Rico from 2011 to 2012.

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COMPENSATION DISCLOSURE

Compensation discussion and analysis

This compensation discussion and analysis describes our executive compensation program, policies and practices applicable to our named executive officers ("NEOs") and to other executive officers of our Company. For 2015, our NEOs were:

Name	*Position (as of December 31, 2015)*
Ramón M. Ruiz-Comas	President and chief executive officer
Amílcar L. Jordán-Pérez	Vice president of finance and chief financial officer
Roberto García-Rodríguez	Chief operating officer
Pablo Almodóvar-Scalley	President of Triple-S Salud, Inc., our managed care subsidiary
Madeline Hernández-Urquiza	President of Triple-S Advantage, Inc., our Medicare Advantage subsidiary

Overview

The Board's Compensation and Talent Development Committee oversees the design and administration of our executive compensation program. The program is designed to support the attainment of our vision, financial and strategic goals and operating imperatives, apply good corporate governance principles, and align our interests with those of our shareholders. We believe that an effective executive compensation program recognizes individual contributions as well as overall business results, rewards executives for achieving our annual and long-term goals, aligns executive and shareholder interests and reflects responsible corporate governance practices to ultimately improve shareholder value. We believe the compensation of our executive officers reflects our results and further promotes the achievement of our goals.

2015 highlights

Leadership	During January 2016, the Company experienced the following leadership transitions: • Mr. García-Rodríguez succeeded Mr. Ruiz-Comas as president and chief executive officer of the Company. • Mr. Román-Jiménez succeeded Mr. Jordán-Pérez as chief financial officer. • Mrs. Hernández-Urquiza succeeded Mr. Almodóvar-Scalley as president of our managed care subsidiary, Triple-S Salud.
Financial and operational	• Company financial results for the year ended 2015 met our expectations. • We launched a strategic transformation aimed to create organizational agility and functional excellence. • We are committed to enhancing the performance of our Medicare segment and generating additional synergies during 2016 to provide our business a sustainable long-term growth. • We continue focused to streamlining our operations and reducing our expenses.
Pay for performance	• Our compensation program delivers a significant amount of NEOs' total compensation, an average of 72.5% for our CEO and 60.4% for all other NEOs in 2015, in at-risk, variable compensation, either through cash incentive bonuses or through performance equity awards. • We maintained three levels of goal attainment based on a three-year cumulative of premiums earned, operating income and earnings per share in determining awards for our long-term incentive plan.

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The following table summarizes our compensation program and the decisions made by the Compensation and Talent Development Committee and ratified by our Board in 2015 and early 2016, and the rationale for each decision. These decisions considered the Company's executive compensation philosophy, the Company's financial and operating performance for 2014 and 2015, individual executive performance, prevailing compensation trends in our comparable group, which includes companies located in Puerto Rico and the United States, and our industry.

Compensation component	Description of component	2015/2016 highlights
Base salary	• Designed to recognize individual contribution to the organization based on experience, knowledge and responsibilities. • Aimed to provide competitive compensation, appropriate incentives and financial stability to the NEOs for assuming a significant level of responsibility. • Targeted to be between the 25th and 50th percentile of comparable group. • Considers individual performance, and the Company's overall financial results.	• During 2015, our NEOs received salary increases based on the Company's 2014 financial results. • During early 2016, Mr. García-Rodríguez and Mrs. Hernández-Urquiza received salary increases in connection with their new roles as CEO of the Company and president of our managed care subsidiary, respectively.
Annual short-term cash incentive	• Focuses executives on achieving annual financial, operating, and individual objectives. • Supports long-term objective of creating shareholder value. • Provides, together with base salary, competitive cash compensation when our targeted performance objectives are met.	• During 2015 and 2016, NEOs received annual short-term compensation based on the Company's financial results for 2014 and 2015, respectively, as described in the Summary Compensation Table.
Long-term equity incentive	• Aligns management and shareholder interests. • Provides a variable portion of total compensation tied to our long-term market and financial performance. • Holds management responsible for their long-term decisions. • Supports the retention of a talented management team over time. • Emphasizes long-term performance by delivering 75% of the annual award value in performance equity grants that may be earned only if specific measures of operating performance are attained over a three-year period, with cliff vesting at the end of the third year. Remaining 25% of the equity award value is delivered in restricted stock, which vests over three years in increments of one third per year.	• For the three-year plan beginning in 2015, the Compensation and Talent Development Committee established three levels of goal attainment based on three-year cumulative premiums earned, operating income and earnings per share ("EPS"), and determined the corresponding award size for each performance level for each NEO. These goals were set based on what the committee believes to be minimally acceptable, challenging yet attainable, and exceptional performance in the context of our stated objectives for premiums earned, operating income and EPS. • Long-term incentives were granted to NEOs in 2015 as described in the Summary Compensation Table.

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Other compensation decisions

Enhanced individual performance metrics. During 2015, the Compensation and Talent Development Committee approved individual metrics that we believe better align individual performance with our strategic transformation. For more information, see "Components of executive compensation—Short-term annual cash incentive" on page 35 of this proxy statement.

Non-management director compensation. Effective in May 2015, the Board discontinued the practice of payment based on meeting attendance for a fixed annual retainer that the Board believes is a better approach to compensate non-management directors based on their continuous service to the Board rather than on attendance, and ease the administrative burden related with paying a fee for each meeting. Information about the compensation paid during 2015 to our non-management directors is on page 51 of this proxy statement.

Our compensation philosophy

Our executive compensation program is designed to support our vision, our strategic and financial goals, and operating imperatives. It applies to our NEOs and other executive officers of our Company and subsidiaries.

Overarching principles

- Reinforce our values by combining our efforts to deliver superior business results with good governance, socially responsible business practices, and high ethical standards.
- Promote a high performance culture with clear emphasis on accountability and variable pay that is tied to both short and long-term results.
- Ensure compensation is paid based on accurate financial data.
- Attract, motivate and retain top talent in a cost-effective way by offering competitive compensation.
- Require moderate levels of share ownership that increase with executives' scope of responsibilities.
- Emphasize uniformity of design features to reinforce collaboration, limit program complexity, and increase the effectiveness of the entire executive team.
- Align executive and shareholder interests through long-term equity based plans.
- Maintain a clear and understandable framework for evaluating the effectiveness of the program's design.
- Prohibit any activity that hedge employee's economic risk of owning Company stock.
- Provide a balanced total compensation to ensure that management is not encouraged to take unnecessary and excessive risks that may harm the Company.

Targeted pay posture

- Provide a total compensation opportunity targeted around average levels within comparable group.
- High performers, successors to key positions, and individuals in critical assignments may be targeted at a higher level to ensure engagement, motivation, and retention.
- Newly promoted or inexperienced executives may be paid at a lower level of target pay until they become fully-seasoned contributors.

Peer group

- We compare our compensation against companies with whom we compete for talent, capital, and customers using peer references used for competitive pay comparisons, and general industry surveys for which compensation peer group data is not available.
- The Compensation and Talent Development Committee, and management, as applicable, will use judgment when making adjustments to compensation and review executive pay from a holistic perspective, including reference to compensation peer group pay practices, importance of the position to the Company, level of responsibility of the position, individual performance and growth in position, our financial performance and ability to pay, and internal equity considerations.

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Description of compensation policies

Equity award grant policy. The purpose of the equity award grant policy is to ensure the integrity of the award granting process and avoid the possibility or appearance of timing of equity grants for the personal benefit of executives. Under the policy, equity awards are made at the Compensation and Talent Development Committee's first regularly scheduled meeting after the filing of the Company's Annual Report on Form 10-K. Equity grants to certain newly hired employees, including executive officers, are made on the 15th day of the month following the date of hire (or the next succeeding business day that the NYSE is open). Special equity grants to continuing employees are made on the 15th day of the month (or the next succeeding business day that the NYSE is open); provided, that the award is approved on or before such grant date. No off-cycle awards may be granted to the Company's executive officers during quarterly and event-specific blackout periods under the Company's insider trading policy. Outstanding stock option awards have an exercise price equal to the closing market price of the Company's common stock on their grant date. Our equity incentive plans prohibit the re-pricing or exchange of equity awards without shareholder's approval.

Recoupment Policy. Our recoupment policy applies to any current or former employee who received incentive compensation based on financial data on which the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. The recoupment policy aligns management's interests with the interests of shareholders and supports good governance practices. The policy provides that the Company may, in the exercise of its discretion (as determined by the Compensation and Talent Development Committee) take action to recoup the amount by which such award exceeded the payment that would have been made based on the restated financial results. Our right of recoupment expires three years following the year for which the inaccurate performance criteria were measured; however, our right of recoupment is not subject to an expiration period in the event of fraud or misconduct.

Insider trading and anti-hedging policy. We prohibit directors, officers, employees and consultants of the Company from trading in the securities of the Company or its affiliates (e.g., customers, suppliers, etc.), directly or through family members or other persons or entities, if they are aware of material nonpublic information relating to the Company or its affiliates. Trading includes purchases and sales of stock, derivative securities such as put and call options and convertible debentures or preferred stock, and debt securities (debentures, bonds and notes). Trading also includes certain transactions under the Company's plans (e.g., sale of underlying stock acquired upon the exercise of stock options, certain transactions associated with the Company's retirement savings plan, and voluntary additional contributions to the Company's dividend reinvestment plan). Our insider trading policy also prohibits our directors, officers and certain other employees from engaging in any hedging or monetization transactions involving Company securities.

Stock ownership guidelines for executive. Our stock ownership guidelines for our executive officers and other key employees aim to align their interests with those of our shareholders. The guidelines require executives and other employees to own Company stock in an amount equal to a multiple of base salary, as follows:

Level	Value of Stock as a Multiple of Base Salary
CEO	5x
CFO and subsidiary presidents	3x
Corporate and subsidiary executives	2x
Other selected employees	1x

Until an executive reaches his or her applicable ownership level, he or she must retain 50% of the equity received from long-term compensation plans (after meeting tax withholding obligations), and once the ownership level is met, he or she may not sell shares if doing so would cause his or her ownership to fall below that level. The Compensation and Talent Development Committee reviews progress toward meeting the ownership guidelines on an annual basis.

The Committee has also approved stock ownership guidelines for non-management directors. See the section entitled "Director compensation—Stock ownership guidelines for non-management directors" on page 51 of this proxy statement for more information.

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Compensation consultants

The Compensation and Talent Development Committee has sole authority to engage and terminate the services of outside consultants. In 2015, the committee retained Pay Governance to assist the committee on matters related to executive officer and director compensation, including the committee's review of the comparable group, analysis of the competitiveness of executive compensation, and reporting on trends and issues related to executive compensation.

The Board has determined that Pay Governance is an independent compensation consultant pursuant to Section 10C of the Exchange Act. Pay Governance reports exclusively to the Compensation and Talent Development Committee and does not provide any additional services to the Company.

Named executive officers transitions

Effective January 1, 2016, Mr. García-Rodríguez was appointed president and chief executive officer of the Company, succeeding Mr. Ruiz-Comas. In connection with Mr. García-Rodríguez appointment, his annual base salary increased from $587,800 to $750,000. In addition, he received $1,875,000 as an equity grant. He is also eligible to receive a target annual short-term cash incentive of 70% of his annual base salary, at the discretion of the Board and subject to compliance with his performance objectives and the Company's financial results. Mr. García-Rodríguez is also covered by an employment agreement, which is described in more detail on "Description of employment agreements" section of this proxy, at page 47.

Effective January 11, 2016, Mr. Juan J. Román-Jiménez was appointed executive vice president and chief financial officer of the Company, succeeding Mr. Jordán-Pérez. In connection with his appointment, Mr. Román-Jiménez received a base salary of $500,000. He also received $750,000 as an equity grant. In addition, he is eligible to receive a target annual short-term cash incentive of 50% of his annual base salary, at the discretion of the Board and subject to compliance with his performance objectives and the Company's financial results.

Effective January 11, 2016, Ms. Madeline Hernández-Urquiza was appointed president and chief executive officer, of Triple-S Salud, Inc., succeeding Mr. Almodóvar-Scalley. In connection with her appointment, her annual base salary increased from $475,000 to $525,000. She also received $525,000 as an equity grant. In addition, she is eligible to receive a target annual short-term cash incentive of 70% of her annual base salary, at the discretion of the Board and subject to compliance with her performance objectives and the Company's financial results.

The compensation for Messrs. García-Rodríguez and Román-Jiménez, and Ms. Hernández-Urquiza were approved by our Compensation and Talent Development Committee and our Board.

Results of advisory vote on say-on-pay and frequency of the vote

Rule 14a-21 of the Exchange Act enables our shareholders to vote to approve, on an advisory basis, the compensation of our NEOs. In 2015, 98.9% of our shareholders voted in favor of the compensation of our NEOs. Also, the rule enables our shareholders to advise the Company on the frequency of their vote on the compensation of our NEOs. Our shareholders voted that such compensation be presented for shareholder's advisory approval on an annual basis and the Board accepted the advice of our shareholders. Our executive compensation program presented to our shareholders in this proxy statement is similar to the one presented at last year's annual meeting.

The next shareholder vote on the frequency of their vote on the compensation of our NEOs will be held no later than the 2017 annual meeting of our Company's shareholders, in accordance with Rule 14a-21 of the Exchange Act.

Determining executive compensation

We compare the compensation of the NEOs to that of companies with which we compete or could compete for executive talent, capital and customers. These companies include private or publicly-held companies, stand-alone businesses and/or divisions of larger corporations. Our size and organizational complexity is considered when selecting comparable companies in Puerto Rico and the United States and data analysis methods. Within our general competitive framework, specific comparisons may vary by type of role.

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Based on our compensation philosophy, a significant percentage, an average of 72.5% for our CEO and 60.4% for all other NEOs in 2015, is delivered through our incentive compensation plans in the form of at-risk variable pay. The Compensation and Talent Development Committee has not adopted a policy or formula to allocate total compensation among its various components. As a general matter, the committee reviews competitive pay information provided by its compensation consultant as well as our current operating goals and environment to determine the appropriate level and mix of incentive compensation. Actual amounts earned from incentive compensation are realized only as a result of individual or Company performance, depending on the type of award, based on a comparison of actual results to pre-established goals.

The Compensation and Talent Development Committee collects relevant market data and alternatives to consider when making executive compensation decisions. In 2015, the committee compared the data with each element of total compensation to a list of 16 comparable companies, including companies in Puerto Rico and direct industry competitors located within the United States (the "comparable group"). Three of these companies have the same six-digit Global Industry Classification Standards (GICS) code as ours, nine are within the "insurance" GICS industry group, and the remainder are Puerto Rico companies in the banking and technology industries. We generally update the comparable group compensation benchmark every other year, or as may be appropriate to reflect changes in our operating environment or business model. We will update this benchmark again during 2018.

The companies comprising the comparable group are:

Alleghany Corporation	HCC Insurance Holdings, Inc.	Popular, Inc.
Argo Group International Holdings, LTD.	Infinity Property & Casualty Corp.	Selective Insurance Group, Inc.
Aspen Insurance Holdings, Ltd	Magellan Health, Inc.	State Auto Financial Corporation
Erie Indemnity Company	Molina Healthcare, Inc.	United Fire
EVERTEC, Inc.	OFG Bancorp	Universal American Corp.
FirstBank Corp.		

For comparison purposes, our annual revenues are around the median of the comparable group. Total compensation—which includes base salary, short and long-term variable pay opportunities, benefits and perquisites—is generally between the 25th to 50th percentile of the comparable group, on average.

Components of executive compensation

Executive compensation is delivered through a combination of base salary, an annual short-term cash incentive, long-term equity incentive compensation, retirement programs and a non-qualified deferred compensation plan.

Base salary. Base salaries are designed to recognize an individual's contribution to the organization and his or her experience, knowledge and responsibilities. Base salaries also aim to provide competitive compensation, appropriate incentives and financial stability to the NEOs for assuming a significant level of responsibility.

According to our salary adjustment policy, salary determinations are based on a number of factors, including importance of the position, level of responsibility, individual performance, growth in position, market-level relative salary, our financial and operating performance, and the Company's ability to pay. Also, our policy establishes that base pay adjustments send clear performance messages and make moderate distinctions based on performance. Significant distinctions in performance by executives are recognized through our annual short-term cash incentive plan. In addition, this policy requires that timing for increases, promotions and changes in responsibilities be consistent with market practice and that base salaries for executives be reviewed on an annual basis and adjusted as necessary to ensure pay levels remain competitive.

Short-term annual cash incentive. The short-term annual cash incentive portion of an executive's total compensation opportunity is intended to accomplish a number of objectives, such as reinforcing the optimization of operating results throughout the year, facilitating the achievement of our stated objectives, paying for performance, reinforcing individual accountability, supporting our long-term objective to create shareholder value, and providing market competitive cash compensation when performance objectives for the year are met or exceeded. This incentive compensation can be highly variable from year to year depending on actual performance results.

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The Company sets cash incentive target amounts as a percentage of base salary for all eligible executives at the beginning of each year based on job responsibilities, position within the Company, and a review of competitive market data. Actual incentive payouts may range from zero to 150% of the target opportunity depending on the Company's financial results relative to predetermined performance goals and the Compensation and Talent Development Committee's review of each executive's individual performance. The Compensation and Talent Development Committee approves the awards and has discretion to determine any changes to the final amount to be paid.

For 2015, the target short-term annual cash incentive for each of the NEOs as a percentage of salary was as follows:

Executive	Target Bonus Percent
Ramón M. Ruiz-Comas	70%
Amílcar L. Jordán-Pérez	50%
Roberto García-Rodríguez	70%
Pablo Almodóvar-Scalley	70%
Madeline Hernández-Urquiza	50%

The Compensation and Talent Development Committee determines short-term annual cash incentives based on two types of performance measures: the Company's financial and operating results and individual criteria. The Company's financial and operating results account for 80% of each NEO evaluation and individual performance criteria account for the remaining 20%.

The weighting of financial results, in turn, is evenly divided between Adjusted Premiums Earned and Adjusted Net Income (each term as defined in the following paragraph). This mix of performance measures focuses executives appropriately on improving both top-line and bottom-line growth, while also emphasizing individual accountability through each executives' individual performance goals.

The Company believes that premiums earned and net income are key drivers of shareholder value and—adjusted to exclude non-budgeted items—are the most relevant measures by which to assess the Company's short-term business performance and promote profitable revenue growth. Adjusted Premiums Earned represent the annual premiums earned in the calendar year as presented in the consolidated financial statements in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), adjusted to include only operations existing at the beginning of the year. Adjusted Net Income is measured as the net income earned in the calendar year, as presented in the consolidated financial statements in accordance with U.S. GAAP, minus realized and unrealized gains/losses in investment (net of the related income tax effect) and other non-budgeted items.

The financial results component of our short-term cash incentive performance goals of the Company's executives, including our chief executive officer, chief financial officer and chief operating officer, is solely based on consolidated results. Awards to our business unit executives are split 30% based on our consolidated results and 50% based on the results of the relevant business unit. The remaining 20% considers the individual executive's performance. During 2015, the Compensation and Talent Development Committee, based on the recommendation of management, reviewed individual metrics considered for executive compensation to align individual performance with our Company's strategic transformation. These individual metrics are categorized as follows:

Metrics	Purpose
External stakeholders	Drives behavior to be externally focused, market backed, customer centric, and aligned with our providers.
Innovation	Drives excellence in execution, and efficient and effective ways of doing business.
Collaboration and teaming	Drives agility, accountability and effective working relationships across businesses and functional areas.
People development	Develops a talented, motivated and ownership-minded work force.

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We believe these metrics provide the Board, the committee and our chief executive officer, with respect to those executives under his supervision, adequate guidance in evaluating how individual performance is aimed to accomplish our goals.

This distribution in weighting is designed to encourage each executive with responsibility for a business unit to focus on his or her individual business while working as a team to achieve the Company's overall success. NEOs responsible for a business unit that do not reach the threshold level for Adjusted Net Income do not receive a short-term cash incentive even if consolidated financial results of the Company exceed their threshold levels. Likewise, neither the Company's chief executive officer nor the chief financial officer receives a short-term cash incentive if the Company does not reach its threshold level for Adjusted Net Income even if the consolidated financial results of business units are met.

For 2015, performance measures of the short-term cash incentive plan were as follows:

Corporate Executives	**Performance Measure and Weighting**		
	30%	**50%**	**20%**
(dollar amounts in millions) **Performance**	**Consolidated Premiums Earned**	**Consolidated Adjusted Net Income**	**Individual**
Ramón M. Ruiz-Comas, Amílcar L. Jordán-Pérez, and Roberto García-Rodríguez			
Maximum	$3,411.6	$28.4	According
Target	$2,843.0	$23.7	to individual
Minimum	$2,274.4	$19.0	metrics

Business Unit Executives	**Performance Measure and Weighting**				
	Consolidated Results		**Business Unit**		
	15%	**30%**	**15%**	**20%**	**20%**
(dollar amounts in millions) **Performance**	**Premiums Earned**	**Adjusted Net Income**	**Premiums Earned**	**Net Income**	**Individual**
Pablo Almodóvar-Scalley –Managed Care Segment (Commercial and Medicaid business)					
Maximum	$3,411.6	$28.4	$1,777.0	$23.6	According
Target	$2,843.0	$23.7	$1,480.8	$19.7	to individual
Minimum	$2,274.4	$19.0	$1,184.6	$15.8	metrics
Madeline Hernández-Urquiza – Managed Care Segment (Medicare business)					
Maximum	$3,411.6	$28.4	$1,344.0	$2.2	According
Target	$2,843.0	$23.7	$1,120.0	-$10.9	to individual
Minimum	$2,274.4	$19.0	$896.0	-$19.6	metrics

Annual non-performance cash bonus. We pay an annual non-performance cash bonus each December to active employees, including some executives who may participate in the annual short-term cash incentive plan. Under Puerto Rico law, we are required to pay employees who worked more than 700 hours in the 12-month period commencing October 1 of the previous year and are employees at the date of payment a bonus in an amount which cannot be less than $600. The amount paid by the Company to active employees under this bonus is approximately 6% or 9% of the employee's base salary, varying among business units, which may be greater than the minimum amount required by law in order to offer a competitive compensation to our employees. NEOs do not participate in the annual non-performance cash bonus program since 2011. During 2013, Mrs. Hernández-Urquiza was not part of our annual incentive-based cash incentive plan and received this bonus, as further described in the summary compensation table in this proxy statement.

Long-term incentive awards. We believe that long-term incentives in the form of equity-based compensation are an important and essential component of our total compensation program that ensure our ability to attract, motivate, and retain top talent responsible for our long-term success. Our long-term incentives to key executive employees are designed to accomplish a number of important objectives, including to align management and

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shareholder's interests, balance the short-term orientation of other compensation elements, provide a variable portion of total compensation tied to long-term market and financial performance, build executive stock ownership, hold executives accountable for their long-term decisions, reinforce collaboration across the Company, retain key talent over the long term, and share success with those who directly impact our performance results.

The Compensation and Talent Development Committee has an annual equity award program for executives under the Company's incentive plan, based on recommendations from its compensation consultants and the principles contained in the Company's executive compensation philosophy. The program aims to better focus and reward executives for multiple performance objectives that drive long-term value creation and in part to mitigate the possibility of excessive risk-taking. The program's design provides both performance equity grants ("performance shares") that may be earned only if specific measures of operating performance are attained and time-based vesting restricted stock that is earned only if the executive remains employed with the Company over the vesting period. Long-term incentive grants provide for accelerated vesting only upon death, disability, termination without cause, or retirement, provided that the executive releases the Company from liability by the execution of a general release and non-disparagement agreement. We assigned a weighting of 75% of the total equity award value to performance shares consistent with our stated philosophy of promoting a high performance culture with clear emphasis on accountability and variable pay that is tied to long-term results, and 25% of the total equity award value to restricted stock to emphasize the retention of key executives and alignment with shareholders.

Under the current design, performance share awards may be earned if specific goals are attained over a three-year performance period. At the beginning of the performance period, minimum, target and maximum performance levels, along with the associated dollar value of shares that may be earned, are established by the Compensation and Talent Development Committee. The actual value of shares that may be earned may be as high as 150% of the target amount if the maximum level of performance for all metrics is achieved or as low as zero if the minimum level of performance for all metrics is not achieved over the three-year performance period. Determination of performance pay and vesting occur at the end of the third year. A summary of the performance share metrics and rationale for each is presented in the following table.

Performance metric	Weighting	Rationale
3-Year Cumulative Premiums Earned, Net	20%	Premiums earned, net improvement is critical to the continued growth and health of our business. Premiums earned, net is a key contributor to EPS and shareholder value creation.
3-Year Cumulative Operating Income	35%	Operating income improvement emphasizes cost control and is important as we continue to grow our top line. Operating income is also a key contributor to EPS and shareholder value creation.
3-Year Cumulative EPS	45%	EPS sets the expectation of the Company's success for our shareholders. We use EPS as the key accounting measure and evaluation of how the Company is performing.

Restricted stock may be earned only if the executive remains employed with the Company over the vesting period. Restricted stock vests in equal proportions over the three-year vesting period (i.e., one-third per year beginning on the first anniversary of the grant date). The Compensation and Talent Development Committee believes that the three-year performance period associated with performance shares and the three-year vesting period of restricted stock focuses our executives on sustained performance and supports retention objectives.

The Company's policy is to make annual long-term incentive grants to its executives during the first quarter of the year. Also, we may make grants to newly hired senior management employees in connection with their employment. The Compensation and Talent Development Committee carefully considers the impact of the cost of equity awards, as well as dilution, in order to achieve a balance between our costs, competitiveness and the continuity of employee incentives.

Retirement programs. Our qualified and non-qualified employee retirement plans provide a retirement income base to a substantial majority of our employees, including our eligible executive officers. Messrs. Ruiz-Comas and Almodóvar-Scalley participated in these retirement programs. Mrs. Hernández-Urquiza also participated in these retirement programs until 2010. Union employees hired after December 19, 2006, as well as non-union employees hired after September 30, 2007, are ineligible to participate. Employees who participate in our qualified plan also

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participate in our non-qualified plan to the extent their income levels exceed compensation and benefit limits imposed by the United States Internal Revenue Code of 1986, as amended.

Non-qualified deferred compensation plan. Under our non-qualified deferred compensation plan, senior executives, including our NEOs, who elect to become participants, may defer until a future date a portion of their annual compensation and benefit from the tax advantages related to such deferral.

Role of executive officers in compensation decisions

The Compensation and Talent Development Committee is responsible for all compensation decisions with respect to NEOs of the Company. In determining the compensation of NEOs other than the chief executive officer, the committee takes into account the recommendations of the chief executive officer. The chief executive officer annually reviews the performance of the other NEOs. The conclusions reached and recommendations based on these reviews, including with respect to base salary adjustments and short-term cash incentive and equity incentive award amounts, are presented to the committee. The committee reviews and approves the compensation of the NEOs, including the chief executive officer.

Compensation of named executive officers for 2015

During 2015, with the assistance of Pay Governance, the Compensation and Talent Development Committee evaluated the different components of executive compensation to ascertain that total compensation was targeted at adequate levels (that is, within the 25th to 50th percentile of external pay levels) when compared with companies in the comparable group. The main purpose was to assure that we maintained a competitive compensation program.

Base Salary. In setting base salaries for 2015, the Compensation and Talent Development Committee considered the following factors:

- Company financial and operating results.
- The corporate budget, meaning our overall budget for base salaries. The corporate budget was established based on planned performance for 2015. The objective of the budget is to allow salary increases to retain and motivate successful performers while maintaining affordability within our business plan.
- The relative pay differences for different job levels.
- Evaluation of peer group data specific to each executive position, where applicable.

NEO	Previous base salary	2015 Base salary	Percentage
Ramón M. Ruiz-Comas	$814,000	$831,096	2%
Amílcar L. Jordán-Pérez	$500,000	$525,000	5%
Roberto García-Rodríguez	$489,850	$587,800	20%
Pablo Almodóvar-Scalley	$533,500	$544,200	2%
Madeline Hernández-Urquiza*	$425,000	$475,000	11.8%

*During 2015 Mrs. Hernández-Urquiza received a prior base salary increase in connection with her promotion as president of Triple-S Advantage, our Medicare Advantage subsidiary.

Salary determinations were based on the aforementioned principles, and were in line with budget and salary determinations for all other employees.

Short-term annual cash incentive. Cash incentive bonus for 2015 is based on the performance of the Company against the stated objectives. On March 28, 2016, the Compensation and Talent Development Committee and the Board, respectively, determined that NEOs will receive compensation under the short-term cash incentive plan as described in the Summary Compensation Table based on the performance of the Company during 2015.

Long-term incentive awards. Long-term incentives were granted to NEOs in 2015 as described in the Summary Compensation Table. Equity award targets for our NEOs are established based on dollar values and then

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 converted into a specific number of shares based on the closing price of our Class B common stock on the grant  date. All long-term incentives granted to NEOs were approved by the Compensation and Talent Development  Committee and ratified by our Board. See the section entitled “Components of executive compensation—Long-termincentive awards” on page 37 of this proxy statement for more detail regarding the operation of performance shareawards.  Compensation and Talent Development Committee report  The Compensation and Talent Development Committee has reviewed and discussed the compensationdiscussion and analysis set forth above with management. Based on such review and discussion, the Committeerecommended to the Board that the compensation discussion and analysis be included in this proxy statement.  Submitted by:  Manuel Figueroa-Collazo, ChairCari M. Domínguez  Joseph A. Frick  40

Compensation and Talent Development Committee interlocks and insider participation

None of the members of the Compensation and Talent Development Committee is or has been one of our executive officers or employees. None of our executive officers served on the board of directors' compensation committee of any other company for which any of our directors served as an executive officer at any time during 2015. Except as disclosed in "Other relationships, transactions and events" in this proxy statement, none of the members of the Compensation and Talent Development Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K.

Risk considerations in our executive compensation program

At the Compensation and Talent Development Committee's request, with the assistant of Pay Governance, the Company conducted a risk assessment of all the compensation programs of the Company which was completed in the first quarter of 2014. This assessment included an inventory of all compensation programs, including incentive compensation plans then in place at the Company, a review of the design and features of the Company's compensation programs with key members of management responsible for such programs, and an assessment of program design and features relative to compensation risk factors. The Compensation and Talent Development Committee reviewed the Company's risk profile and related risk management processes and the findings of the compensation risk assessment to determine if any material risks were deemed likely to arise from our compensation policies and programs and whether these risks are reasonably likely to have a material adverse effect on our business. The Compensation and Talent Development Committee determined that the Company's then-current pay plans and policies were not reasonably likely to have a material adverse effect on the Company. The Compensation and Talent Development Committee thereafter reported its findings to the Board. During 2015, the committee reviewed and determined that risk considerations and risk inventory of the compensation programs have remained unchanged. We believe that our compensation programs for our executives do not encourage excessive or unnecessary risk, as they are designed to, among others, reinforce responsible business practices, provide a balanced distribution of compensation elements, tie compensation to short and long-term results, provide for the recovery of compensation in the event of inaccurate financial disclosures, fraud or misconduct, require moderate levels of share ownership and prohibit hedging transactions involving Company securities.

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Compensation tables

Summary compensation table

The following table sets forth the total compensation paid to or earned by our NEOs for each of the three years ending December 31, 2015, 2014 and 2013 for services rendered in all capacities to the Company.

Name and Principal Position	Year	Salary[1]	Bonus[2]	Stock Awards[3]	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings[4]	All Other Compensation[5]	Total
Ramón M. Ruiz-Comas	2015	$859,363	$0	$2,999,972	$0	$688,936	$280,000	$870,686	$5,698,957
President and CEO, Triple-S	2014	$821,682	$377,789	$1,999,989	$0	$0	$985,000	$30,000	$4,214,460
Management Corporation	2013	$820,615	$0	$2,000,004	$0	$0	$190,000	$30,000	$3,040,619
Amílcar L. Jordán-Pérez	2015	$524,231	$0	$499,967	$0	$271,481	$0	$514,088	$1,809,767
Vice President of Finance &	2014	$464,854	$140,000	$424,997	$0	$0	$0	$9,519	$1,039,370
CFO, Triple-S Management Corporation	2013	$439,615	$0	$299,981	$0	$0	$0	$0	$739,596
Roberto García-Rodríguez	2015	$585,093	$0	$649,972	$0	$487,256	$0	$15,658	$1,737,979
COO, Triple-S Management	2014	$493,987	$209,300	$449,983	$0	$0	$0	$11,976	$1,165,246
Management	2013	$314,188	$0	$149,998	$0	$0	$0	$11,027	$475,213
Pablo Almodóvar-Scalley	2015	$543,871	$0	$419,992	$0	$341,757	$220,000	$1,628,200	$3,153,820
President of	2014	$538,006	$0	$419,993	$0	$284,100	$725,000	$28,200	$1,995,299
Triple-S Salud, Inc.	2013	$537,307	$0	$399,990	$0	$0	$315,000	$28,200	$1,280,497
Madeline Hernández-Urquiza[6]	2015	$474,630	$0	$399,989	$0	$293,192	(6)	$50,668	$1,218,479
President of	2014	$247,901	$115,226	$124,981	$0	$0	$20,000	$20,662	$528,770
Triple-S Advantage, Inc.	2013	$163,082	$16,610	$99,993	$0	$0	(7)	$14,949	$294,634

(1) Amounts represent base salary. Some of the NEOs deferred a portion of their salary under the non-qualified deferred compensation plan. The deferred amounts have been included in the Non-Qualified Deferred Compensation Table below.

(2) Represents discretionary payments made under the non-equity incentive compensation plan. See "Compensation discussion and analysis—Compensation of named executive officers for 2015—Short-term annual cash incentive" for a detailed explanation.

(3) The amounts shown reflect the grant date fair value of the stock awards determined in accordance with the provisions of FASB Accounting Standards Codification Topic 718. See footnote 21 of the Corporation's audited consolidated financial statements.

(4) The amounts represent the actuarial increase in the present value of the NEOs benefits under our pension plan and the Supplemental Benefit Plan, described below under "Non-contributory defined benefit pension plan." The increase was calculated using the interest rate, discount rate and form of payment assumptions consistent with those used in our financial statements. The calculation assumes benefit commencement at normal retirement age (65), and was calculated without respect to pre-retirement death, termination or disability. Earnings on deferred compensation are not reflected in this column because we do not provide guaranteed returns on non-qualified deferred compensation.

(5) Other annual compensation consists of the following:

	Vehicles Allowance	Sick Leave & Vacation Paid[a]	Contributions to Defined Contributions Plan	Termination/ Retirement Benefits	Total
Ramón M. Ruiz-Comas	$30,000	$9,590	$0	$831,096	$870,686
Amílcar L. Jordán-Pérez	$0	$0	$14,088	$500,000	$514,088
Roberto García-Rodríguez	$0	$0	$15,658	$0	$15,658
Pablo Almodóvar-Scalley	$28,200	$0	$0	$1,600,000	$1,628,200
Madeline Hernández-Urquiza	$28,200	$19,146	$3,322	$0	$50,668

(a) Effective January 1, 2013, executive officers of the Company, including our NEOs, accrue twenty-five days during the year that can be used as vacation days, with the option to use up to fifteen days as sick leave. Unused accrued days will be forfeited at the end of the year.

(6) Change in pension value for Ms. Hernández-Urquiza during 2015 was -$5,000.

(7) Change in pension value for Ms. Hernández-Urquiza during 2013 was -$10,000.

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Grants of plan-based awards during fiscal year 2015

The following table sets forth summary information regarding the grants of plan-based awards held by each of our NEOs at December 31, 2015.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock (#)[3]	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option Awards[4]
		Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)				
Ramón M. Ruiz-Comas	—	$290,884	$581,767	$872,651	—	—	—	—	—	—	—
	3/3/2015	—	—	—	76,595	119,680	179,520	39,893	—	—	$2,999,972
Amílcar L. Jordán-Pérez	—	$131,250	$262,500	$393,750	—	—	—	—	—	—	—
	3/3/2015	—	—	—	12,765	19,946	29,919	6,648	—	—	$499,967
Roberto García-Rodríguez	—	$205,730	$411,460	$617,190	—	—	—	—	—	—	—
	3/3/2015	—	—	—	16,595	25,930	38,895	8,643	—	—	$649,972
Pablo Almodóvar-Scalley	—	$190,470	$380,940	$571,410	—	—	—	—	—	—	—
	3/3/2015	—	—	—	10,724	16,756	25,134	5,585	—	—	$419,992
Madeline Hernández-Urquiza	—	$118,750	$237,500	$356,250	—	—	—	—	—	—	—
	3/3/2015	—	—	—	10,212	15,957	23,936	5,319	—	—	$399,989

(1) The Compensation and Talent Development Committee established the performance measures for purposes of determining the amounts payable for the year ended December 31, 2015. The amounts shown under the Threshold column assume the lowest performance level is achieved by the Company or business unit. The amount of the annual non-equity incentive bonus can be zero if the lowest level is not achieved. Awards under this plan, if any, are payable in the first quarter of the following year. Amounts approved with respect to 2015 results are reflected in the "Summary compensation table — Non-Equity Incentive Plan Compensation" column.

(2) Performance awards vest at the end of a three-year period following their grant date, subject to the achievement of performance measures. The minimum threshold payout is determined at 64% when 80% of the target is met and the maximum payout is determined at 150% when 120% of the target is met.

(3) Represents the number of restricted shares awarded on each grant date. Restricted stocks are considered issued and outstanding as of December 31, 2015; however, they have a three year vesting period, and vest in equal installments on each anniversary date. Owners of restricted share have the same right as any other shareholder to receive any dividend declared by the Company on its Class B shares.

(4) The grant date fair value of these awards was determined in accordance with the provisions of FASB Accounting Standards Codification Topic 718. See footnote 21 of the Company's audited consolidated financial statements. There is no assurance that the value realized by NEOs, if any, will be at or near the amounts shown in this column.

(#) Represents a non-monetary value.

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Outstanding Class B equity awards at 2015 fiscal year-end

The following table sets forth summary information regarding the outstanding equity awards held by each of our NEOs at December 31, 2015. Please note that ownership of vested shares of stock is set forth under "Security ownership of certain beneficial owners and management" in this proxy statement.

		Option Awards					Stock Awards			
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested (1)
Ramón M. Ruiz-Comas	(2)	—	—	—	—	—	—	—	83,241	$1,990,292
	(2)	—	—	—	—	—	—	—	60,146	$1,438,091
	(2)	—	—	—	—	—	—	—	39,494	$944,302
Amílcar L. Jordán-Pérez	(3)	—	—	—	—	—	1,369	$32,733	12,321	$294,595
	(4)	—	—	—	—	—	4,303	$102,885	19,365	$463,017
	(5)	—	—	—	—	—	6,648	$158,954	19,946	$476,909
Roberto García-Rodríguez		4,440	—	—	$12.49	12/31/2016	—	—	—	—
	(3)	—	—	—	—	—	693	$16,570	6,243	$149,270
	(4)	—	—	—	—	—	4,556	$108,934	20,504	$490,251
	(5)	—	—	—	—	—	8,643	$206,654	25,930	$619,986
Pablo Almodóvar-Scalley	(3)	—	—	—	—	—	1,849	$44,210	16,648	$398,054
	(4)	—	—	—	—	—	4,253	$101,689	19,137	$457,566
	(5)	—	—	—	—	—	5,585	$133,537	16,755	$400,612
Madeline Hernández-Urquiza	(3)	—	—	—	—	—	463	$11,070	4,162	$99,513
	(4)	—	—	—	—	—	1,265	$30,246	5,695	$136,167
	(5)	—	—	—	—	—	5,319	$127,177	15,957	$381,532

(1) The market value of restricted stock and performance awards that have not vested was calculated by multiplying the closing price of our Class B shares on December 31, 2015 ($23.91) by the applicable number of shares.
(2) All restricted shares vested upon Mr. Ruiz-Comas' retirement on December 31, 2015. Performance shares included in the table reflect the prorata portion of the awards Mr. Ruiz-Comas is entitled to at the vesting of each grant.
(3) Stock awards granted on March 19, 2013 vest yearly in three equal installments. Performance awards vested at the end of a three-year period on December 31, 2015, subject to achievement of performance measures.
(4) Stock awards granted on May 8, 2014 vest yearly in three equal installments. Performance awards will vest at the end of a three-year period on December 31, 2016, subject to the achievement of performance measures.
(5) Stock awards granted on March 3, 2015 vest yearly in three equal installments. Performance awards will vest at the end of a three-year period on December 31, 2017, subject to the achievement of performance measures.
(#) Represents a non-monetary value.

Options exercised and stock vested in fiscal year 2015

The following table summarizes the options exercised and stock awards vested for each of our NEOs for the year ended December 31, 2015.

	Option Awards		Stock Awards	
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Ramón M. Ruiz-Comas	—	—	85,087	$1,969,160
Amílcar L. Jordán-Pérez	—	—	6,712	$151,218
Roberto García-Rodríguez	—	—	5,801	$131,456
Pablo Almodóvar Scalley	—	—	8,297	$187,050
Madeline Hernández-Urquiza	—	—	2,454	$55,508

(#) Represent a non-monetary value.

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The Compensation and Talent Development Committee has discontinued the grant of stock options because the Company believes that performance shares better reflect our compensation philosophy. The Company granted stock options to certain executive officers, including some NEOs, in connection with the initial public offering of our Class B shares in 2007. Additionally, the Company granted stock options to Mr. García-Rodríguez and other two employees in 2009 and 2010, respectively, as part of their respective compensation packages.

Pension benefits

We sponsor a non-contributory retirement program for certain employees of our Company. The pension plan covers the NEOs annual salary set forth in the Summary Compensation Table. Our supplemental retirement program covers benefits in excess of the United States Internal Revenue Code ("IRC") limits that apply to the non-contributory retirement program, which is a tax-qualified program under IRC rules. The following is a summary of the provisions of our defined benefit pension plans.

Non-contributory defined-benefit pension plan. Employees age 21 or older with one year of service with a BCBSA organization who were hired by the Company or its subsidiaries on or before December 19, 2006 in the case of union employees (on or before September 30, 2007, in the case of non-union employees) are eligible to participate in our non-contributory defined-benefit pension plan. Union employees hired after December 19, 2006 are ineligible to participate. Non-union employees hired after September 30, 2007 are ineligible to participate.

The average earning calculated is based on the highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years. Each year's earnings are limited by IRC Section 401(a)(17) and 415. For 2015, the pension earnings are limited to $265,000.

Since July 2012, the accrued benefit for single life benefit was calculated using the following formula: 1% of final average earnings multiplied by plan service (defined as full and partial years of employment with the Company or any of its subsidiaries) up to 30 years, minus any benefit accrued under a prior BCBSA plan.

Normal retirement. To be eligible for normal retirement benefits, termination of employment must occur after both (i) the attainment of age 65 and (ii) after five years of participation in the plan. The accrued benefit is payable at the normal retirement date.

Early retirement. To be eligible for early retirement benefits, termination of employment must occur after both (i) the attainment of age 55 and (ii) five years of participation in the plan. The benefit will be the accrued benefit at normal retirement date minus a reduction factor for each year prior to age 62. There is no reduction if retirement occurs on or after age 62.

The plan also has a special early retirement provision. To be eligible, the termination of employment must occur after attaining 30 years of benefit service and election of immediate benefit commencement.

Forms of payment. The standard form of payment for a single participant is a straight life annuity; for a married participant, a reduced qualified joint and survivor annuity begins at the benefit commencement date, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the participant. In lieu of the standard form of payment, a participant may elect, with the proper spousal consent, one of the optional forms of annuity payment or, alternatively, a single lump sum payment.

Supplemental retirement plan. Employees with non-contributory retirement program benefits limited by the IRC maximum compensation and benefit limits are eligible to participate in a supplemental retirement plan. The accrued benefit is calculated by the same formula used in the defined-benefit plan using the amount of salary in excess of the IRC limit.

Normal retirement, early retirement, and special early retirement provisions are the same as provided for the non-contributory defined-benefit plan, described above.

Forms of payment. The standard form of payment for a single participant is a straight life annuity; for a married participant, a reduced qualified joint and survivor annuity begins at the benefit commencement date, with 50% of the benefit continuing to the surviving spouse upon the earlier death of the participant. The lump sum payment is not available in the Supplemental Retirement Plan.

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The following table presents pension plan information as of December 31, 2015 for the NEOs under our non-contributory retirement and supplemental retirement plans.

Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
Ramón M. Ruiz-Comas (3)	Non-Contributory Retirement	25.56	$1,210,000	$0
	Supplemental Retirement		$3,065,000	$0
Amílcar L. Jordán-Pérez	Non-Contributory Retirement	—	—	—
	Supplemental Retirement		—	—
Roberto García-Rodríguez	Non-Contributory Retirement	—	—	—
	Supplemental Retirement		—	—
Pablo Almodóvar-Scalley	Non-Contributory Retirement	25.63	$1,120,000	$0
	Supplemental Retirement		$1,120,000	$0
Madeline Hernández-Urquiza(3)	Non-Contributory Retirement	6.36	$75,000	$0
	Supplemental Retirement		—	—

(1) The number of actual years of service with the Company of Messrs. Ruiz-Comas and Almodóvar-Scalley is the same as the years of their credited service under both plans. Ms. Hernández-Urquiza's rejoined the Company in 2010 and the number of years of her credited service under the non-contributory define-benefit pension plan is fixed to the years of actual service prior to 2010.

(2) For additional information on the material assumptions applied in determining the present value of accumulated benefits, see note 16 ("Pension Plans") to the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

(3) Participant is eligible for early retirement under both plans. Additional details on early retirement payments and benefit formula and eligibility standards can be found in the sections titled "Non-Contributory Defined Benefit Pension Plan" and "Supplemental Retirement Plan" above.

401(k) defined contribution savings plans.

The Company maintains four tax-qualified 401(k) savings plans for employees not eligible for our non-contributory retirement plan or the supplemental retirement plan. For all its business units except two, the Company matches fifty percent of participant's contribution of up to six percent of the participant's pre-tax compensation. Company match for the other two business units is as follows: (i) twenty-five cents of each dollar contributed by the participant up to 4% of the participant's pre-tax compensation and (ii) one-hundred cents of each dollar contributed by the participant up to the first 1% of the participant's compensation and fifty cents of each dollar contributed by the participant up to 3% of the participant's compensation. For participant union employees, Company match is twenty cents of each dollar up to the first 6% of the participant's pre-tax compensation. During 2015, Messrs. Jordán-Pérez and García-Rodríguez and Mrs. Hernández-Urquiza participated in the defined contribution savings plan.

Non-qualified deferred compensation table

The following table presents compensation for the NEOs that has been deferred under a plan that is not tax-qualified:

Name	Balance	Executive Contribution Last Fiscal Year(1)	Registrant Contribution in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year
Ramón M. Ruiz-Comas	$4,352	$16,800	—	$242	$21,394	—
Amílcar Jordán-Pérez	—	—	—	—	—	—
Roberto García-Rodríguez	—	—	—	—	—	—
Pablo Almodóvar-Scalley	$495,036	$153,500	—	$18,978	$32,673	$634,841
Madeline Hernández-Urquiza	—	$55,735	—	$1,348	—	$57,083

(1) Amounts reported in this column for 2015 are reported as salary in the Summary Compensation Table.

Under our non-qualified deferred compensation plan, participants may elect to defer up to 20% of their gross annual cash compensation. The deferred compensation and accumulated interest will be paid on the occurrence of the following events: termination of employment, retirement, six months of continued disability, death, or an elected fixed

46

date occurring after the 5th but not later than the 25th anniversary of deferral. Deferred compensation accumulates interest at an annual rate equivalent to the actual annual yield of the fixed income portion of the Company's investment portfolio for the corresponding year.

Description of employment agreements

We have no employment agreements with any of our NEOs, except for our chief executive officer. On December 2015, Mr. Ruiz-Comas retired from the Company and, consequently, the employment agreement terminated by its own terms. On December 31, 2015, we entered into an employment agreement with Mr. García-Rodríguez, our current chief executive officer, which has a three-year term. Payments and benefits under the employment agreements with our chief executive officers are subject to the Company's recoupment policy.

Ramón M. Ruiz-Comas. On March 4, 2010, we entered into an employment agreement with Mr. Ruiz-Comas, our former chief executive officer, which had a two-year term. On November 5, 2012, we extended the term of the agreement until December 2015. The agreement provided for a base salary of $740,000, which may be increased from time to time pursuant the terms of the contract and our compensation policies. As of December 2015, Mr. Ruiz-Comas salary was $831,096. For 2015, Mr. Ruiz-Comas received a short-term cash incentive as disclosed in the summary compensation table.

Roberto García-Rodríguez. On December 31, 2015, we entered into an employment agreement with Mr. García-Rodríguez, our chief executive officer, effective January 1, 2016, which has a three-year term. The agreement provides for a base salary of $750,000, which may be increased from time to time pursuant to the terms of the contract and our compensation policies. Under the agreement, Mr. García-Rodríguez is eligible to receive an annual short-term cash incentive, contingent upon the achievement of annual performance objectives established in accordance with our policies.

The agreements of Messrs. Ruiz-Comas and García-Rodríguez also provide for certain benefits and perquisites, including an automobile allowance, the annual membership fees for a private club, the payment of premiums in connection with long-term disability insurance and life insurance coverage, the payment of premiums in connection with health and medical benefits, including his dependents under our group health insurance plan, and the right to participate in all employee benefit plans and programs, including long-term incentive compensation programs, generally available to senior executives.

Termination provisions of chief executive officer employment contracts

Under the terms of the contracts, we would be required to make payments in the event of expiration of the agreement, termination of the agreement with or without cause, or change in control, as further described below. Except as otherwise indicated, these termination provisions apply to the employment agreements with Messrs. Ruiz-Comas and García-Rodríguez.

Termination for cause	In the event the agreement with our chief executive officer terminates for "cause," or as a result of his death or resignation, he will receive the base salary earned until the date of death or resignation, the liquidation of any applicable fringe benefits and the payment of amounts due under our deferred compensation plan and any vested rights under our pension plan.

For "cause" means:

- a material breach by the chief executive officer of the agreement, his duties or any lawful written policies, rules, regulations, guidelines or codes of the Company;
- a conviction of, or plea of guilty, or no contest to a felony or a misdemeanor involving fraud, dishonest or disreputable conduct or moral turpitude;
- insubordination;
- improper or disorderly conduct;

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  the existence of a conflict of interest not previously disclosed to the Board; or a substantial reduction of the operations of the Company and its subsidiaries.  Termination without  In the event of termination of the agreement without “cause” (other than for death or  cause  disability), we would provide the following severance benefits:   the continuation of long term disability insurance, life insurance and health and  medical benefits for the chief executive officer and his dependents until the later of oneyear or the expiration of the agreement;   the payment of any amounts due under our deferred compensation plan and/or related to vested rights under our pension plan; and   the accelerated vesting of equity grants, provided that the chief executive officer  releases the Company from liability with the execution of a general release and non-disparagement agreement.  Expiration of  In the event the employment contract terminates as a result of the expiration of the  employment term  employment term (other than through the chief executive officer’s request and regardless  of whether there is any period of at-will employment following the employment term), wewould provide the following severance:   an amount equal to the base salary payable in 12 substantially equal monthlyinstallments; and   the continuation of long-term disability insurance, life insurance and health benefits forthe chief executive officer and his dependents for a 12-month period followingtermination.  Termination upon  If upon the event of a change in control, we terminate the employment agreement or he  change in control  resigns for good reason (“double trigger”), the chief executive officer is entitled to receive  the following payment:  an amount equal to (1) twice the highest base salary received by the executive in any ofthe three fiscal years prior to the change in control plus (2) the average annual cashbonus received by the chief executive officer during the prior three fiscal years; and   the continuation of long-term disability insurance, life insurance and health and  medical benefits for the chief executive officer and his dependents for 24 months oruntil the chief executive officer obtains employment with comparable benefits.  “Change in control” is defined as:   the acquisition by any party of ownership of 25% or more of the total votes required for the election of our directors, or of such amount which, based on the cumulative vote, if this were allowed by the articles of incorporation and bylaws, would permit such party to elect 25% or more of our directors;   a consolidation, merger or other business combination, sale of assets or any combination thereof as a result of which the persons who were our directors prior to such transaction fail to constitute a majority of the Board;   a change of at least 30% of our directors as a result of a “proxy fight,” as such term is defined in Regulation 14A of the Exchange Act; or   a sale or transfer of substantially all our assets to a non-affiliated corporation.  48

For purposes of the agreement, "good reason" means:

- a change in the nature or scope of the chief executive officer's duties or functions from those performed on the date immediately preceding the change in control;
- a reduction in base salary from that received on the date immediately preceding the change in control;
- a reduction in the ability to participate in the compensation plans, such as bonus, stock options, incentives or other compensation plans, in which the chief executive officer participated on the date immediately preceding the change in control;
- a change in the location of the chief executive officer's principal place of employment of more than twenty-five miles from the place maintained as work office on the date immediately preceding the change in control; or
- the reasonable determination by the Board to the effect that, as a result of the change in control and a change in the circumstances thereafter affecting the employment position, the chief executive officer is unable to exercise the authority, powers, functions or duties assigned to his position on the date immediately preceding the change in control.

Non-compete	With respect with Mr. Ruiz-Comas, he was entitled to receive an amount equal to the greater of the base salary payable (1) until the expiration of the agreement or (2) for one year, payable in equal monthly installments or in a lump sum, at our option; provided Mr. Ruiz-Comas does not compete with us or solicit our team members during the 12-month period following termination, or disclose any confidential information.

Potential payments upon termination or change in control

Mr. Ruiz-Comas. Mr. Ruiz-Comas retired from the Company in December 2015. Under the terms of his contract, he is entitled to certain benefits upon termination of employment. These benefits are payable in accordance with his employment agreement. We describe this agreement, including the material conditions or obligations applicable to the receipt of these benefits, under the caption "Description of employment agreements" above. The tables below sets forth the value of the benefits (other than payments that were generally available to salaried team members) paid or accrued at the time of termination.

Payments paid or accrued to Mr. Ruiz-Comas*	
Base salary	$0
Annual short-term bonus	$688,936
Non-compete[(1)]	$831,096
Fringe benefits	$0
Total	$1,520,032

* Based on base compensation paid to Mr. Ruiz-Comas for service rendered during 2015.

(1) The Committee approved to pay this non-compete compensation in a lump-sum, as permitted by the terms of the agreement.

Mr. García-Rodríguez. Mr. García-Rodríguez is entitled to certain benefits upon a change in control or upon a termination of employment. These benefits are payable in accordance with his employment agreement. We describe this agreement, including the material conditions or obligations applicable to the receipt of these benefits, under the caption "Description of employment agreements" above. The table below sets forth the value of the benefits (other than payments that were generally available to salaried team members) that would have been due to Mr. García-Rodríguez upon termination of his contract.

49

	Expiration of Employment Agreement[(1)]		Termination Without Cause[(2)]		Termination With Cause or Upon Resignation or Death	Change of Control – Resignation for Cause or Termination Without Cause[(3)]
Roberto García-Rodríguez*						
Base salary	Up to	$750,000	Up to	$2,062,500	—	$1,500,000
Annual short-term bonus	Up to	$787,500	Up to	$787,500	—	—
Fringe benefits	Up to	$12,705	Up to	$34,939	—	Up to $25,409
Total		$1,555,205		$2,948,498	—	$1,525,409

* Based on base compensation currently paid to Mr. García-Rodríguez under his contract as chief executive officer.

(1) Base Salary and Fringe Benefits are payable in 12 equal monthly installments, provided the chief executive officer did not end negotiations or notify his desire not to renew.

(2) Base Salary and Fringe Benefits payable are equal to the greater of the amount due at the expiration of the agreement or one year. For purposes of this table, we are estimating potential payment for a 33-month period, commencing on April 1, 2016 until December 31, 2018.

(3) Base Salary and Annual Short Term Bonus payable is equal to twice the highest Base Salary paid in any of the prior three fiscal years plus the average Annual Short Term Bonus for the prior three fiscal years. The obligations to pay Fringe Benefits expires on the earlier of 24 months after the termination of employment or the date employment with comparable benefits is obtained.

Director compensation

The Board evaluates and approves the compensation of non-management directors taking into account the recommendation of the Compensation and Talent Development Committee. Effective May 1, 2015, the Board discontinued the practice of payment based on meeting attendance. Under our current directors' compensation structure, each non-management director receives an annual cash retainer, paid in monthly installments, and equity compensation in the form of restricted shares, as detailed in the following table:

Compensation components for non-management directors	Amount
Annual cash retainer	$80,000
Annual equity retainer	$80,000
Additional annual cash retainer	
Chair of the Board	$150,000
Audit Committee Chair	$18,000
Compensation and Talent Development Committee Chair	$13,000
Corporate Governance and Nominating Committee Chair	$10,000
Investment and Financing Committee Chair	$10,000

Directors who are also our employees do not receive any compensation for service rendered as members of the Board or any committee of the Board, or of any subsidiary board or subsidiary board committee.

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Non-management directors compensation for fiscal year 2015

The following table summarizes the fees or other compensation that our non-employee directors earned for services rendered as members of the Board or any committee of the Board during fiscal year 2015, pursuant to our current compensation structure.

Name	Fees Earned or Paid in Cash[(1)]	Stock Awards[(2)]	Total
Adamina Soto-Martínez[(3)]	$74,250	$80,000	$154,250
Antonio F. Faría-Soto	$89,900	$80,000	$169,900
Cari M. Dominguez	$75,061	$80,000	$155,061
David H. Chafey, Jr.	$79,567	$80,000	$159,567
Francisco J. Toñarely-Barreto[(4)]	$61,657	$80,000	$141,657
Jesús R. Sánchez-Colón[(5)]	$17,267	$0	$17,267
Jorge L. Fuentes-Benejam	$84,735	$80,000	$164,735
Joseph A. Frick	$74,872	$80,000	$154,872
Luis A. Clavell-Rodríguez	$223,300	$80,000	$303,300
Manuel Figueroa-Collazo	$86,108	$80,000	$166,108
Roberto Santa María-Ros[(6)]	$6,667	$0	$6,667

(1) The Board holds an annual off-site meeting to discuss our strategic direction and comply with continuing education requirements, among other purposes. Some of the activities at this meeting could be considered non-work related; however, due to the difficulty in allocating the specific cost to each member and since total cost is estimated at less than $3,500 per person, such amount was not included in the above table.

(2) In accordance with Section 229.402(k)(2)(iii) of Regulation S-K, this item considers the aggregate grant date fair value computed in accordance with FAS ASC Topic 718 for the grant given on 6/25/2015 (3,030 shares at $26.40).

(3) Ms. Soto-Martinez passed away on March 28, 2016.

(4) Resigned to the Board effective November 1, 2015.

(5) Director until April 30, 2015.

(6) Mr. Santa María-Ros was appointed by the Board, effective on December 1, 2015, to fill the vacancy created by Mr. Toñarely-Barreto's resignation.

Stock ownership guidelines for non-management directors

Our stock ownership guidelines for non-management directors require that non-management directors own Company stock in an amount equal to three times their annual retainer, excluding additional retainers related to committee or chair service.

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AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2015. The information in this report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or Exchange Act, or otherwise considered "filed" with the SEC, except to the extent that the Company specifically incorporates this report or a portion of it by reference.

The Audit Committee reports to and acts on behalf of the Board. The committee operates under a written charter adopted by the Board. The committee reviews the charter annually and a copy is available at *http://investors.triplesmanagement.com/govdocs*. The Board has determined that each member of the committee is independent. In making this determination, the Board follows the audit committee independence standards set forth in the NYSE's director independence rules. The members of the committee are not our employees or employees of any of our subsidiaries.

The Audit Committee assists the Board in its oversight of our financial reporting process, internal control over financial reporting, as well as our internal and external audit processes, and the independent registered public accounting firm's qualifications and performance of the internal audit function. The committee is also responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm and the establishment of procedures for handling complaints. The committee appoints or terminates the engagement of the independent registered public accounting firm and reviews the proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office. The committee does not itself prepare the financial statements or perform audits of the Company's financial statements.

In the performance of its oversight function, the Audit Committee has considered and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2015—including critical accounting policies, reasonableness of significant estimates and judgment and financial statements disclosures—with management and D&T, our independent registered public accounting firm.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by AU Section 380, *Communications with Audit Committee*. The committee has also discussed with D&T the matters required by the Public Company Accounting Oversight Board Rule 3526 regarding "*Communication with Audit Committee Concerning Independence*". In addition, the committee has received the written disclosures and the letter from D&T required by applicable requirements of the Public Accounting Oversight Board regarding the independent registered public accounting firm's communications with the committee concerning independence, and has discussed with D&T its independence. The committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditors' independence. The committee has evaluated D&T's qualifications, performance and independence, including that of the lead partner. As part of its auditor engagement process, the committee considers whether to rotate the independent audit firm.

Based on the Audit Committee's consideration of the audited consolidated financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the committee set forth in the charter and those discussed above, the committee recommended and the Board approved that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Prior independent registered public accounting firm

PwC previously served as our independent auditor. As previously reported on our Current Report on Form 8-K dated January 15, 2015, we dismissed PwC as our independent registered public accounting firm. We have engaged D&T as the Company's independent registered public accountants for the fiscal year ended December 31, 2015.

The Audit Committee requested proposals from several independent public accounting firms for the Company's 2015-2017 audits. The Audit Committee believes that a periodic review of the appointment of the Company's external firm is beneficial to the Company and its shareholders. PwC acted as our independent registered

52

accounting firm from 2009 until their dismissal. The Audit Committee invited PwC and other major U.S. international accounting firms to participate in the process. The Audit Committee received proposals of four firms, including PwC. As a result of this competitive process and after careful deliberation of the proposals submitted by these four firms, on February 12, 2015, the Audit Committee engaged D&T as the Company's independent registered public accounting firm for the fiscal year ended December 2015, and dismissed PwC from that role, effective upon the issuance by PwC of its reports on the consolidated financial statements as of and for the year ended December 31, 2014 and the effectiveness of internal control over financial reporting as of December 31, 2014 included in the filing of the related Form 10-K.

The audit reports of PwC on the Company's consolidated financial statements for the fiscal years ended December 31, 2014 and 2013, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2014 and the subsequent interim period through January 12, 2015, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference to the matter in their reports on the financials statement for such years.

During the fiscal years ended December 31, 2013 and 2014, respectively, and the subsequent interim period through January 12, 2015, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the above disclosures and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in our Current Report on Form 8-K dated January 15, 2015. A copy of such letter is filed as Exhibit 16 to our Current Report on Form 8-K dated January 15, 2015.

During the two fiscal years ended December 2013 and 2014, respectively, and the subsequent period through February 12, 2015, the date of the execution of our engagement with D&T, the Company did not consult with D&T regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered to the Company's financial statement, and D&T did not provide either a written report or oral advice to the Company's that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. The Company did not consult with D&T regarding any of the matters set forth in Item 304(a)(2)(ii) of Regulation S-K.

Submitted by:

Antonio F. Faría-Soto, Chair
David H. Chafey, Jr.
Roberto Santa María-Ros

53

OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

Transactions with related parties

In the ordinary course of business, we or our subsidiaries may occasionally enter into transactions with our executive officers, directors, or nominees, or their respective immediate families. Also, certain executive officers, directors and nominees have material ownership interests in, or occupy senior positions, including as president or director, at certain entities to which one or more of our subsidiaries provided insurance during 2015, as further detailed below:

Mr. Clavell-Rodríguez, chair of our Board
- Member of the board of San Jorge Children's Hospital and San Jorge Children's Medical Specialties, which paid insurance premiums totaling $1,703,677.

Mrs. Dominguez, director
- Member of the board of Manpower Group, Inc., which paid insurance premiums totaling $375,073, and received insurance payments totaling $20,545.

Mr. Figueroa-Collazo, director
- Chief executive officer of VERNET, Inc., which paid insurance premiums totaling $162,303.

Mr. Chafey, director
- Chair of the board of the Government Development Bank of Puerto Rico until June 2015, which paid insurance premiums totaling $5,042,491.

Mr. Fuentes-Benejam, director
- Member of the board of trustees of Interamerican University of Puerto Rico, which paid premiums totaling $10,922,387.

Mr. Ruiz-Comas, former chief executive officer and management director until December 2015
- Member of the board of trustees of Sagrado Corazón University, which paid insurance premiums totaling $1,665,075.
- His brother, Mr. Rafael Ruiz-Comas, is employed at Empresas Fonalledas, Inc., which paid insurance premiums totaling $2,486,029.
- His sister, Mrs. Ana Ruiz-Comas, practices as an attorney at Cancio, Nadal, Rivera & Díaz PSC, which paid insurance premiums totaling $350,939.

Mr. Juan J. Román-Jiménez, chief financial officer since January 2016
- Executive vice president and chief financial officer until August 2015 of EVERTEC, Inc., which paid premiums totaling $6,365,248, received insurance payments totaling $114,103, and professional consulting fees totaling $634,272.

The terms on which we and our subsidiaries enter into business transactions with a related party are the same as the terms offered to unrelated parties.

In addition, Mr. Clavell-Rodríguez, a physician, or his affiliated entities, may also render services as providers to TSS or TSA in the ordinary course of business. Mr. Clavell-Rodríguez, nor his immediate family members and affiliated entities, received more than $120,000 in compensation for services as healthcare providers during 2015. The terms of the provider agreements with TSS or TSA pursuant to which payments are made are the same as the terms of the provider agreements of physicians and healthcare organizations who are not directors or affiliated with our directors.

Policies and procedures for related party transactions

The Company has adopted a policy directed at the review and approval of transactions with related parties. This policy instructs our directors and executive officers to inform the Corporate Governance and Nominating Committee of proposed related party transactions that would need to be disclosed pursuant to Item 404(a) of Regulation S-K, and provides guidelines for the review and approval of such transactions. Additionally, under our Code of Ethics, all employees, officers and directors are required to avoid conflicts of interest. Employees, including officers, must review with, and obtain the approval of, their supervisors or the office of the general counsel, for any

54

 situation that may involve a conflict of interest. The Code of Ethics broadly defines a conflict of interest as wheneveran individual’s personal interests interfere or diverge in any way (or appear to interfere or diverge) with our interest,and specifically notes involvement (either personally or through a family member) in a business that is a competitor,supplier or customer of the Company. Moreover, on an annual basis, each of our directors and executive officers arerequired to complete a director and officer questionnaire that requires disclosure of any transactions with the Companyin which the director or executive officer, or any member of his or her immediate family, has a direct or indirect  material interest.  ANNUAL REPORT  Our 2015 Annual Report to shareholders accompanies the proxy materials that have been provided to all  shareholders. Those documents are not a part of the proxy solicitation materials. We will provide, without charge,  additional copies of our 2015 Annual Report to shareholders upon the receipt of a written request by any shareholder.  INCORPORATION BY REFERENCE  Notwithstanding anything to the contrary set forth in any of our previous or future filings under the SecuritiesAct or the Exchange Act, which might incorporate all or portions of our filings, including this proxy statement, withthe SEC, in whole or in part, the Compensation and Talent Development Committee Report and the Report of theAudit Committee contained in this proxy statement shall not be deemed to be incorporated by reference into any suchfiling or deemed filed with the SEC under the Securities Act or the Exchange Act.  San Juan, Puerto Rico, April 15, 2016.  LUIS A. CLAVELL-RODRÍGUEZ, MD  CARLOS L. RODRÍGUEZ-RAMOS  Chair of the Board  Secretary  55

TRIPLE-S MANAGEMENT CORPORATION
OFFICE OF LEGAL AFFAIRS
P.O. BOX 363628
SAN JUAN, PR 00936-3628

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E09215-P79435

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TRIPLE-S MANAGEMENT CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. David H. Chafey, Jr.	☐	☐	☐
1b. Antonio F. Faria-Soto	☐	☐	☐
1c. Manuel Figueroa-Collazo	☐	☐	☐
1d. Joseph A. Frick	☐	☐	☐

	For	Against	Abstain
2. Ratification of the selection of the independent registered public accounting firm.	☐	☐	☐
3. Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  E09216-P79435  TRIPLE-S MANAGEMENT CORPORATION  Annual Meeting of Shareholders  May 26, 2016 9:00 A.M. (Local Time)  This proxy is solicited by the Board of Directors  The shareholder(s) hereby appoint(s) Roberto García-Rodríguez, Esq. and Carlos L. Rodríguez-Ramos, Esq. or either of them, asproxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated onthe reverse side of this ballot, all of the shares of Common Stock of TRIPLE-S MANAGEMENT CORPORATION that the shareholder(s)is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 A.M. (local time) on May 26, 2016, at theTriple-S Building, 1441 F.D. Roosevelt Ave., San Juan, PR 00920, and any adjournment or postponement thereof. This proxy,when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted inaccordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side